                                 EXHIBIT 10.19

--------------------------------------------------------------------------------

AGENCY  AGREEMENT  --  SPECIAL WARRANT PRIVATE  PLACEMENT

--------------------------------------------------------------------------------


THIS AGREEMENT dated for reference June 18, 1999, is made

BETWEEN

            INFOWAVE SOFTWARE, INC., Suite 188, 4664 Lougheed Highway, Burnaby, British Columbia, V5C 6B7

                                                                 (the "Issuer");

AND

            CANACCORD CAPITAL CORPORATION, Suite 2200, 609 Granville Street, Vancouver, British Columbia, V7Y 1H2

AND

            YORKTON SECURITIES INC., Suite 3100, 181 Bay Street, Toronto, Ontario, M5J 2T3

AND

            SPROTT SECURITIES LIMITED, Suite 3450, Royal Bank Plaza, South Tower, Toronto, Ontario, M5J 2J2;

AND

            TAURUS CAPITAL MARKETS LTD., Suite 3000, Scotia Plaza, 40 King Street West, Toronto, Ontario, M5H 3Y2

                      (individually, an "Agent" and collectively, the "Agents").

WHEREAS:

A. The Issuer wishes to privately place with purchasers up to 2,750,000 Special Warrants at a price of $3.25per Special Warrant;

B. The Issuer wishes to appoint the Agents to distribute the Special Warrants, and the Agents are willing to accept such appointment on the terms and conditions of this Agreement;


THE PARTIES to this Agreement therefore agree:


1.    DEFINITIONS

1.1   In this Agreement and the Recitals hereto:

      (a) "1933 Act" means the Securities Act of 1933 (United States), as amended;

      (b) "1934 Act" means the Securities and Exchange Act of 1934 (United States),as amended;

      (c) "Acts" means the Securities Acts or comparable legislation of the Selling Provinces;

      (d) "Agents' Special Warrants" means special warrants of the Issuer having the terms provided in this Agreement and in the certificates representing such special warrants;

      (e) "Agents' Warrants" means share purchase warrants of the Issuer having the terms provided in this Agreement and the certificates representing such share purchase warrants;

      (f) "Agents' Warrant Shares" means previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise of the Agents' Warrants;

      (g) "Applicable Legislation" means the Acts, the regulations and rules made thereunder and all administrative policy statements, blanket orders and rulings, notices, and other administrative directions issued by the Commissions;

      (h) "Clearing Date" means that day which falls 90 days from the date of the first Closing;

      (i) "Closing" means the completion of the sale of some or all of the Special Warrants;

      (j) "Commissions" means the securities regulatory authorities in the Selling Provinces;

      (k) "Directed Selling Efforts" means directed selling efforts as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities, and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Securities;

      (l) "Disclosure Record" means all press releases, Material Change reports, prospectuses, financial statements and other documents which the Issuer is required to file with the securities regulatory authorities in those jurisdictions where it is a "reporting issuer" under the Acts or has equivalent status as at the date hereof;

      (m) "Distribution" means the proposed issuance of Shares and Warrants to the holders of the Special Warrants on the deemed exercise of the Special Warrants, free of any resale restrictions in the Filing Provinces other than those imposed on a "control person", as that term is defined in Applicable Legislation;

      (n)   "Escrowed Funds" has the meaning defined in Section 9.3;

      (o)   "Exchange" means the Vancouver Stock Exchange;

      (p) "Exemptions" means exemptions from the prospectus requirements of Acts;

      (q) "Filing Deadline" means the day the rules and policies of the Exchange require that the subscription forms and other documentation in connection with the Private Placement must be filed with the Exchange, or any extension thereof;

      (r) "Filing Provinces" means those of the Selling Provinces where the Special Warrants are actually sold, provided that if, after the final Closing, a Selling Province (other than British Columbia) shall cease to be a Filing Province if, pursuant to a transfer of Special Warrants by holders thereof, holders of Special Warrants no longer reside in such province;

      (s) "Foreign Issuer" means a foreign issuer as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity, it means any issuer which is:

            (i) the government of any foreign country or of any political subdivision of a foreign country; or

            (ii) a corporation or other organization incorporated under the laws of any foreign country, except an issuer meeting the following conditions:

                  (A) more than 50 percent of the outstanding voting securities of such issuer are held of record either directly or through voting trust certificates or depository receipts by residents of the United States; and

                             (B)    any of the following:

                                    (I)   the majority of the executive
                                          officers or directors are United
                                          States citizens or residents;

                                    (II)  more than 50 percent of the assets of
                                          the Issuer are located in the United
                                          States, or

                                    (III) the business of the Issuer is
                                          administered principally in the United
                                          States;

      (t) "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D;

      (u) "Material Change" has the meaning defined in the Acts, as supplemented by National Policy No. 40;

      (v)   "Material Fact" has the meaning defined in the Acts;

      (w)   "Misrepresentation" has the meaning defined in the Acts;

      (x)   "Offering Memorandum" has the meaning defined in Applicable
            Legislation;

      (y) "Private Placement" means the offering of the Special Warrants on the terms and conditions of this Agreement;

      (z) "Prospectus" means a preliminary and (final) prospectus, including any amendments made thereto, which upon issuance of a receipt therefore by the Commissions in the Filing Provinces, will qualify the Distribution;

      (aa) "Purchasers" means the purchasers of Special Warrants pursuant to the Private Placement;

      (ab) "Qualification Date" means the date on which a receipt for the (final) Prospectus has been issued by the last of the Commissions to do so ;

      (ac) "Regulation D" means Regulation D adopted by the SEC under the 1933 Act;

      (ad) "Regulation S" means Regulation S adopted by the SEC under the 1933 Act;

      (ae)  "Regulatory Authorities" means the Commissions and the Exchange;

      (af)  "SEC" means the United States Securities and Exchange Commission;

      (ag) "Securities" means the Special Warrants, the Shares, the Warrants, the Warrant Shares, ;

      (ah) "Selling Provinces" means British Columbia, Alberta, Ontario and such other Canadian provinces as the Agents and the Company may agree;

      (ai) "Shares" means previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon the exercise or deemed exercise of the Special Warrants;

      (aj) "Special Warrants" means special warrants of the Issuer having the terms provided in the Special Warrant Indenture;

      (ak) "Special Warrant Indenture" means an indenture to be made between the Trustee and the Issuer providing for the issuance of Special Warrants;

      (al) "Substantial U.S. Market Interest" means substantial U.S. market interest as that term is defined in Regulation S;

      (am)  "Trustee" means Montreal Trust Company of Canada;

      (an) "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

      (ao)  "Units" means units comprised of one Share and one half of one
            Warrant;

      (ap) "U.S. Person" means a U.S. person as that term is defined in Regulation S;

      (aq) "Warrant Shares" means previously unissued common shares in the capital of the Issuer, as presently constituted, which will be issued upon exercise of the Warrants; and

      (ar) "Warrants" means share purchase warrants of the Issuer having the terms provided in the certificates representing such warrants.


2.    APPOINTMENT OF AGENTS

2.1 The Issuer appoints the Agents as its exclusive agents and the Agents accept the appointment and agree to act as the exclusive agents of the Issuer to use their commercially reasonable efforts to find and introduce to the Issuer potential purchasers to purchase up to 2,750,000 Special Warrants, at a price of $3.25 per Special Warrant, by way of private placement under the Exemptions.

2.2 The Special Warrants will be offered for sale to potential purchasers residing in the Selling Provinces.

2.3 The rights and obligations of the Agents under this Agreement, including but not limited to the right and obligation to offer the Special Warrants and the entitlement to the Agents' Fee and Agents' Special Warrants, will be several (as distinguished from joint) rights and obligations for each Agent.

2.4 Except as otherwise specifically provided in this Agreement, the rights and obligations of the Agents will be divided in the proportions in which the Agents participate in the Private Placement.

2.5   The Agents will participate in the Private Placement as follows:

                 Canaccord Capital Corporation           35%
                 ("Canaccord")

                 Sprott Securities Limited               25%

                 Taurus Capital Markets Ltd.             5%

                 Yorkton Securities Inc.                 35%

2.6 This Agreement will be construed in relation to each Agent as if separate agreements had been made between the Issuer and each Agent.


3.    SPECIAL WARRANTS, WARRANTS, AGENTS' SPECIAL WARRANTS AND AGENTS' WARRANTS


SPECIAL WARRANTS

3.1 The Special Warrants will be issued and registered in the names of the Purchasers or their nominees.

3.2 The Special Warrant Indenture will be satisfactory in form and substance to the Agents.

3.3 The Issuer covenants with the Agents, and the Special Warrant Indenture will provide (among other things):

      (a) that each Special Warrant will entitle the holder to acquire one Unit, without payment of further consideration, on the exercise or deemed exercise of the Special Warrant;

      (b) that each Special Warrant may be exercised by the holder in whole or in part at any time after the Closing on which the Special Warrant was issued. Any unexercised Special Warrants will be deemed to be exercised on that day which falls on the earlier of;

            (i) 330 days from the Closing on which such Special Warrants were issued;

            (ii)  the fifth business day after the Qualification Date; and

            (iii) the date on which all of the Special Warrants have been exercised;

      (c) that the Issuer will use its reasonable efforts to file and obtain receipts for the preliminary and (final) Prospectus from the Commissions on or before the Clearing Date;

      (d) that if the Issuer has not obtained receipts for the (final) Prospectus from each of the Commissions on or before the Clearing Date, then:

            (i) holders of Special Warrants will thenceforth receive upon exercise or deemed exercise of Special Warrants, without payment of further consideration, 1.1 Units; and

            (ii) the Issuer will nevertheless continue to use its best efforts to obtain a receipt for the (final) Prospectus from each of the Commissions prior to that day which falls 330 days from the date of the final Closing;

      (e) that upon exercise or deemed exercise, the Special Warrants will be automatically cancelled and will have no further force or effect.

      (f) that the Special Warrants will be transferable, subject to Applicable Legislation and the rules and policies of the Exchange;

      (g) for the appropriate adjustment in the class and number of the securities to be issued upon exercise of the Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the amalgamation of the Issuer;

      (h) that the Issuer will use its best efforts to remain a "reporting issuer" in the Selling Provinces, not in default of Applicable Legislation therein, for one year from the date of the final Closing; and

      (i) that the Trustee will hold the Escrowed Funds in escrow, and release the Escrowed Funds to the Issuer upon that day which falls on the earlier of

            (i) issue of a receipt for the (final) Prospectus by the last of the Commissions; and

            (ii)  330 days from the final Closing.

3.4 The issuance of the Special Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights prior to the deemed exercise of the Special Warrants.


WARRANTS

3.5 The Warrants will be registered in the names of the Purchasers or their nominees.

3.6 The certificates representing the Warrants will be satisfactory in form and substance to the Agents.

3.7 The Issuer covenants with the Agents, and the certificates representing the Warrants will provide (among other things):

      (a) that each whole Warrant will entitle the holder, on exercise, to acquire one Warrant Share, at a price of $3.75 per Warrant Share;

      (b) that each Warrant may be exercised by the holder in whole or in part for one year after the first Closing;

      (c)   that the Warrants will not be transferable; and

      (d) for the appropriate adjustment in the class and number of the securities to be issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the amalgamation of the Issuer.

3.8 The issuance of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights prior to the expiry of the Warrants.


AGENTS' SPECIAL WARRANTS

3.9 The Agents' Special Warrants will be represented by certificates, and will be registered in the names of the Agents or members of their selling group.

3.10 The certificates representing the Agents' Special Warrants will be satisfactory in form and substance to the Agents, and will provide, among other things,:

      (a) that each Agent's Special Warrant will be exercisable, for no additional consideration, to acquire one Agents' Warrant;

      (b) that the Agents' Special Warrants may be exercised by the holders thereof in whole or in part at any time after the Closing on which they are issued. Any unexercised Agents' Special Warrants will be deemed to be exercised on the fifth business day after the Qualification Date;

      (c) that upon exercise or deemed exercise, the Agents' Special Warrants will be automatically cancelled and will have no further force or effect;

      (d) that the Agents' Special Warrants will not be transferable, except as provided any order issued by either of the Commissions; and

      (e) for the appropriate adjustment in the class and number of the securities to be issued upon exercise of the Agents' Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the amalgamation of the Issuer.


AGENT'S WARRANTS

3.11 The Agents' Warrants will be represented by certificates, and will be issued and registered in the name of the Agents or members of their selling group.

3.12 The certificates representing the Agents' Warrants will be satisfactory in form and substance to the Agents, and will provide, among other things:

      (a) that the right to purchase a Warrant Share upon exercise of an Agents' Warrant may be exercised at any time until the close of business on that day which falls 12 months from the Closing on which the Agents' Special Warrant pursuant to which the Agents' Warrant was acquired was issued;

      (b) that one Agents' Warrant will entitle the holder, on exercise, to purchase one Agents' Warrant Share at a price of $3.25 per Agents' Warrant Share;

      (c) that upon exercise or expiry, the Agents' Warrants will be automatically cancelled and will have no further force and effect;

      (d) that the Agents' Warrants will not be transferable, except in accordance with any order which may be issued by any of the Commissions; and

      (e) for the appropriate adjustment in the class, number and price of the Agents' Warrant Shares to be issued upon exercise of the Agents' Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the amalgamation of the Issuer.


4.    AGENTS' FEE AND AGENTS' SPECIAL WARRANTS

4.1 In consideration of the services performed by the Agents under this Agreement, the Issuer agrees, on each Closing, to:

      (a) pay to the Agents a commission equal to 7.5% of the gross proceeds received by the Issuer from the sale of the Special Warrants on such Closing (the "Agents' Fee"); and

      (b) issue to the Agents a number of Agents' Special Warrants equal to 10% of the number of Special Warrants sold on such Closing.

4.2 The Issuer will not place a U.S. securities law restrictive legend on the certificates representing the Agents' Special Warrants, the Agents' Warrants or the Agents' Warrant Shares.

4.3 In consideration of Canaccord's services with the co-ordination and review of the Private Placement and its review of the subsequent qualification of the Distribution by the Prospectus, the Issuer will pay to Canaccord on the earlier of the first Closing or the termination of this Agreement, a fee of $5,000, plus G.S.T. (the "Administration Fee").


5.                OFFERING  RESTRICTIONS

5.1 The sale of the Special Warrants to the Purchasers will be effected only pursuant to Exemptions which do not require the delivery or filing of an Offering Memorandum.

5.2 Each of the Agents acknowledges that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold except in accordance with Regulation S or, for offers and sales within the United States, pursuant to an exemption from the registration requirements of the 1933 Act. Accordingly, each of the Agents represents, warrants and covenants to the Issuer that:

      (a) it has offered and sold, and will offer and sell, Securities only in accordance with Rule 903 of Regulation S or as provided in subsections (b) through (f) below. Accordingly, neither the Agents, their affiliates nor any persons acting on their behalf, has made or will make (except as permitted in subsections (b) through (f) below):

            (i) any offer to sell, or any solicitation of an offer to buy, any Securities to any person in the United States,

            (ii) any sale of Securities to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or the Agent, its affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States, or

            (iii) any Directed Selling Efforts in the United States with respect to the Securities.

                  Terms used in this paragraph have the meanings given to them by Regulation S;

      (b) the Agent, acting through a U.S. broker-dealer, may only offer the Securities in the United States to Institutional Accredited Investors with which such Agent has a pre-existing relationship;

      (c) immediately prior to soliciting such offerees, the Agent had reasonable grounds to believe and did believe that each offeree was an Institutional Accredited Investor;

      (d) no form of general solicitation or general advertising (as those terms are used in Regulation D) has been or will be used, including advertisements, articles, notices or other communications published in any newspaper, magazine, or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Securities in the United States;

      (e) any offer, sale or solicitation of an offer to buy Securities that has been made or will be made in the United States was or will be made only to Institutional Accredited Investors that are exempt or in transactions that are exempt from registration under applicable state securities laws; and

      (f) it will not solicit offers for, offer to sell, or sell, the Securities in any state or other jurisdiction where it is not registered as a broker-dealer or otherwise exempt from such registration.

      (g) the subscription forms to be executed by Purchasers in the United States will contain the representations and warranties of such Purchasers set forth in Schedule "B" hereto; and

      (h) at each Closing, each Agent with a U.S. broker-dealer affiliate which sells Special Warrants in the United States will provide a certificate, substantially in the form of Exhibit I attached hereto, relating to the manner of the offer and sale of the Securities in the United States.

5.3 The Issuer represents, warrants, covenants and agrees with the Agents that:

      (a) the Issuer is a Foreign Issuer with no Substantial U.S. Market Interest in the Securities;

      (b) except with respect to offers and sales to Institutional Accredited Investors who are in the United States in reliance upon an exemption from registration under Section 4(2) of the 1933 Act, neither the Issuer nor any of its affiliates, nor any person acting on their behalf, has made or will make:

            (i) any offer to sell, or any solicitation of an offer to buy, any Securities to a person in the United States; or

            (ii) any sale of Securities unless, at the time the buy order was or will have been originated, the purchaser is:

                  (A)   outside the United States; or

                  (B) the Issuer, its affiliates, and any person acting on their behalf reasonably believe that the purchaser is outside the United States;

      (c) during the period in which the Securities are offered for sale, neither it nor any of its affiliates, nor any person acting on their behalf has made or will make any Directed Selling Efforts in the United States, or has taken or will take any action that would cause the exemption afforded by Section 4(2) of the U.S. Securities Act or Regulation S to be unavailable for offers and sales of the Securities, pursuant to this Agreement;

      (d) none of the Issuer, its affiliates or any person acting on its or their behalf have engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D) with respect to offers or sales of the Securities in the United States, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

5.4 The Agents will only sell the Special Warrants to persons who represent themselves as being persons:

      (a) purchasing as principal or persons who are deemed by law or discretionary order to be purchasing as principal; and

      (b)   qualified to purchase the Special Warrants under the Exemptions.

5.5   The Private Placement has not been and will not be advertised in any way.

5.6 No selling or promotional expenses will be paid or incurred in connection with the Private Placement, except for professional services or for services performed by a registered dealer.


6.    SUBSCRIPTIONS

The Agents shall consult with the Issuer with respect to the acceptability to the Issuer of prospective Purchasers and shall advise the Issuer within a reasonable period of time prior to each Closing as to the proposed final list of Purchasers. The Issuer shall, in its sole and absolute discretion, be entitled to accept or reject any proposed Purchasers. The Agents will use their best efforts to obtain from each Purchaser introduced by the Agents, and deliver to the Issuer, on or before the Filing Deadline duly completed and signed subscriptions in the form attached as Schedule "A" (British Columbia, Alberta and Ontario Residents), Schedule "B" (United States Residents) or in such other form consented to by the Issuer and the Agents and executed by the Purchaser.


7.    FILINGS WITH THE REGULATORY AUTHORITIES

7.1 The Issuer will forthwith give to the Exchange written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the rules and policies of the Exchange (the "Notice").

7.2 The Issuer will forthwith provide the Agents and their solicitors with a copy of the Notice, and, forthwith on receipt, a copy of the preliminary and final letters from the Exchange accepting the Notice.

7.3 The Issuer will file all required documents, pay all required filing fees and undertake any other reasonable actions required by the rules and policies of the Exchange in order to obtain the approval of the Exchange for the Private Placement.

7.4   Within 10 days of each Closing, the Issuer will:

      (a) file with the Commissions any report required to be filed by Applicable Legislation in the required form; and

      (b)   provide the Agents' solicitors with copies of the report or reports.


8.    CLOSINGS

8.1   In this Section:

      (a) "Certificates" means the certificates representing the Special Warrants sold on a Closing in the names and denominations reasonably requested by the Agents or the Purchasers; and

      (b) "Net Proceeds" means the gross proceeds of the sale of Special Warrants on a Closing, less:

            (i)   the Agents' Fee;

            (ii)  on the first Closing, the Administration Fee;

            (iii) the reasonable expenses of the Agents in connection with the
                  Private Placement which have not been paid by the Issuer subject to section 15.1 hereof; and

            (iv) any amount which has been attached by garnishing order or other form of attachment.

8.2 Closings will take place on such dates as may be agreed between the Issuer and the Agent.

8.3 The Issuer will, on each Closing, issue and deliver the Certificates to the Agents, or at the Agents' request, to the Purchasers, against payment of:

      (a) 40% of the Net Proceeds (the "Escrowed Funds") to the Trustee to be held in escrow under the Special Warrant Indenture; and

      (b)   the balance of the Net Proceeds to the Issuer.

8.4 If the Issuer has satisfied all of its material obligations under this Agreement, the Agents will, on each Closing, pay the Escrowed Funds to the Trustee and the balance of the Net Proceeds to the Issuer, against delivery of the Certificates.

8.5 Where required by Applicable Legislation, the Issuer will endorse the Certificates, and the certificates representing any Shares, Warrants, Warrant Shares, issued prior to the earlier of the Qualification Date and the expiry of the hold period applicable to such Securities in the Filing Jurisdictions, with a statement that:

      (a) the securities represented by the certificate are subject to a hold period and may not be traded until the expiry of the hold period except as permitted by Applicable Legislation; and

      (b)   specifies the date the hold period expires.


9.    CONDITIONS OF CLOSINGS

9.1 The obligations of the Agents and the obligations of the Purchasers under the Subscription Agreements on each Closing will be subject always to the following:

      (a) receipt by the Agents of subscriptions for a minimum of 1,230,770 Special Warrants on or before June 30, 1999. The Agents will hold subscriptions and subscription funds pending receipt of subscriptions for such number of Special Warrants. If subscriptions for 1,230,770 Special Warrants have not been received by the Agents on or before June 30, 1999, no Closing will take place and the Agents will return subscriptions and subscription funds to subscribers, without interest, penalty or other deduction;

      (b) the Issuer will take all necessary corporate action in order to validly, issue and sell the Special Warrants, the Shares, the Warrants and the Warrant Shares to the Purchasers and the Agents' Special Warrants, the Agents' Warrants and the Agents' Warrant Shares to the Agents;

      (c) the Issuer will make all necessary filings and obtain all necessary approvals of the Regulatory Authorities, subject only to conditions imposed by the rules and policies of the Exchange, to issue and sell the Special Warrants to the Purchasers and the Agents' Special Warrants to the Agents;

      (d) the issue and sale of the Special Warrants and the Agents' Special Warrants will be exempt from the prospectus requirement of the Acts and the registration requirement of the 1933 Act;

      (e) the issue of Units upon exercise of the Special Warrants, the issue of Warrant Shares upon exercise of the Warrants, and the issue of Agents' Warrant Shares upon exercise of the Agents' Warrants, will be exempt from the prospectus requirement of the Acts and the registration requirement of the 1933 Act;

      (f) the Issuer will deliver to the Agents and their solicitors favourable opinions of the Issuer's Canadian and United States solicitors dated as of the date of such Closing, in form and substance acceptable to the Agents and their solicitors, acting reasonably, as to all legal matters reasonably requested by the Agents relating to the business of the Issuer and the creation, issuance and sale of the Securities;

      (g) the Issuer will deliver to the Agents and their solicitors such other certificates, comfort letters or opinions of its auditors or other experts or other documents relating to the Private Placement or the affairs of the Issuer as the Agents and their solicitors may reasonably request; and

      (h) each representation and warranty of the Issuer herein shall be true, and the Issuer will perform or comply with all of its covenants and obligations hereunder.

9.2 Each Closing and the obligations of the Issuer and the Agents to complete the issue and sale of the Securities are subject to:

      (a) receipt of all required regulatory approval for or acceptance of the Private Placement;

      (b) compliance by the Issuer with all relevant statutory and regulatory requirements in connection with the Private Placement; and

      (c) the removal or partial revocation of any cease trading order or trading suspension made by any competent authority to the extent necessary to complete the Private Placement.


10.   MATERIAL CHANGES

10.1 The Issuer agrees that if, between the date of this Agreement and that day which falls five days after the Qualification Date, a Material Change, or a change in a Material Fact occurs, the Issuer will:

      (a) as soon as practicable notify the Agents in writing, setting forth the particulars of such change;

      (b) as soon as practicable, issue and file with the Regulatory Authorities a press release that is authorized by a senior officer disclosing the nature and substance of the change;

      (c) as soon as practicable file with the applicable Commissions the report required by the Acts and in any event no later than 10 days after the date on which the change occurs;

      (d) provide copies of that press release, when issued, and that report, when filed, to the Agents and their solicitors;

      (e) if required under Applicable Legislation, amend the Prospectus to reflect the change, provided it has first obtained the approval of the Agents for the form and substance of the amendment, such approval not to be unreasonably withheld; and

      (f) if an amendment is prepared to the Prospectus, file such amendment with each of the Commissions in the time limited by Applicable Legislation, and provide the Agents without charge with as many commercial copies of such amendment as it may reasonably require.

10.2 If the Issuer is uncertain as to whether there has been a Material Change, or a change in a Material Fact, it will promptly provide the Agents with full particulars of the event giving rise to the uncertainty, and will consult with the Agents as to whether such event constitutes a Material Change, or a change in a Material Fact.


11.   PROSPECTUS

11.1 The Issuer will use its reasonable efforts to file a (final) Prospectus with the Commissions in the Filing Provinces qualifying the Distribution and obtain a receipt therefor within 90 days immediately following the first Closing.

11.2 If the Qualification Date does not occur by the first business day 90 days immediately following the first Closing, then the Issuer will continue to use its reasonable efforts to have the Qualification Date occur prior to the date which is 330 days after the first Closing.

11.3 The Prospectus will be satisfactory in form and substance to the Agents and their solicitors, acting reasonably.

11.4 The Issuer will permit the Agents and their solicitors to participate in the preparation of the Prospectus, to discuss the Issuer's business with its corporate officials and auditors and to conduct such full and comprehensive review and investigation of the Issuer's business, affairs, capital and operations as the Agents and their solicitors reasonably consider to be necessary to establish a due diligence defence under Applicable Legislation to an action based on an allegation that the Prospectus contained a Misrepresentation and to enable the Agents to responsibly execute the underwriter's certificate in the Prospectus.

11.5 The Prospectus will contain a contractual right of rescission granted by the Issuer to the Purchasers for Misrepresentations in the Prospectus.

11.6 Provided the Agents and their solicitors, acting reasonably, are satisfied that the Prospectus contains full, true and plain disclosure of all Material Facts relating to the Issuer and the Securities, and provided the Issuer has delivered to the Agents the documents described in this Section to be delivered on the date of the (final) Prospectus, the Agents will execute the underwriter's certificate in the (final) Prospectus.

11.7 On the date of the (final) Prospectus, the Issuer will deliver the following documents to the Agents and their solicitors, each of which will be in form and substance satisfactory to the Agents and their solicitors, acting reasonably:

      (a) an opinion of the auditors of the Issuer, dated as of the date of the (final) Prospectus and addressed to the Agents and their solicitors, relating to the accuracy of the financial statements included in the Prospectus and verification of the accuracy of the financial, numerical and certain other information disclosed in the Prospectus;

      (b) a certificate of the Issuer issued to the Agents and their solicitors, dated as of the date of the (final) Prospectus and executed by the President of the Issuer or by another officer approved by the Agents, certifying certain facts relating to the Issuer and its affairs; and

      (c) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agents or their solicitor.

11.8 On the Qualification Date, the Issuer will deliver the following documents to the Agents and their solicitors, each of which will be in a form and substance satisfactory to the Agents and their solicitors, acting reasonably:

      (a) an opinion of counsel of the Issuer, dated as of the Qualification Date and addressed to the Agents and their solicitors, relating to any legal matters in connection with the Issuer and the Distribution for which the Agents or their solicitor may reasonably request an opinion; and

      (b) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus or the Distribution which are reasonably requested by the Agents or their solicitors.

11.9 The Issuer will furnish to the Agents such number of copies of the Prospectus and each amendment and supplement thereto and such other relevant documents as the Agents may reasonably request.

11.10 The delivery by the Issuer to the Agents of the Prospectus and any amendment or supplement thereto will constitute the Issuer's representation and warranty to the Agents that all material information and statements contained therein (other than information and statements supplied by or relating solely to the Agents) is contained in the Prospectus, that the Prospectus does not contain any Misrepresentation, and the Prospectus constitutes full, true and plain of all Material Facts relating to the Issuer and the Securities.

11.11 When each of the Commissions has issued a receipt for the (final) Prospectus, and the Issuer has delivered to the Agents copies of such receipts and all documents required to be delivered to the Agents on the date of the (final) Prospectus and the Qualification Date, the Agents will deliver, or cause to be delivered as soon as practical, one copy of the Prospectus to each Special Warrant holder.

12.   TERMINATION

12.1 The Agents may terminate their obligations under this Agreement by notice in writing to the Issuer at any time before the final Closing if:

      (a) an adverse Material Change, or an adverse change in a Material Fact relating to any of the Securities, occurs or is announced by the Issuer;

      (b) there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agents, seriously affects or will seriously affect the financial markets, the market for the Issuer's securities in particular, the business of the Issuer, the ability of the Agents to perform their obligations under this Agreement, or a Purchaser's decision to purchase the Special Warrants;

      (c) following a consideration of the history, business, products, property or affairs of the Issuer or its principals and promoters, or of the state of the financial markets in general, or the state of the market for the Issuer's securities in particular, the Agents determine, in their sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Special Warrants;

      (d) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors, officers or promoters, is commenced or threatened by an officer or official of any competent authority;

      (e) any order to cease, halt or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer prohibiting or restricting the Private Placement or the Distribution is made by a competent regulatory authority and that order is still in effect;

      (f)   the Issuer is in breach of any material term of this Agreement; or

      (g) the Agents determine that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.

12.2 The Agents' obligations hereunder will terminate if the first Closing does not occur within 90 days of the reference date of this Agreement, unless otherwise agreed in writing by the Agents.

12.3 In addition to the other termination rights of the Agents, the Agents may terminate their obligations under this Agreement with respect to the Distribution and the Prospectus at anytime prior to the Qualification Date if:

      (a) any order to cease trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer is made by a competent regulatory authority and that order is still in effect;

      (b)   the Issuer is in breach of any material term of this Agreement; or

      (c) the Agents determine that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.


13.   WARRANTIES, REPRESENTATIONS AND COVENANTS

13.1  The Issuer warrants and represents to and covenants with the Agents that:

      (a) the Issuer is a valid and subsisting corporation duly amalgamated and in good standing under the laws of British Columbia, is a "reporting issuer" under the Acts, and

            (i) is in good standing and up to date with all filings required under the Company Act (British Columbia);

            (ii)  is not in default of any provision of Applicable Legislation;
                  and

            (iii) has the corporate power and capacity to enter into this
                  Agreement and to carry out the transactions herein contemplated;

      (b) as at the date hereof, the Issuer has no "subsidiaries" or "affiliated" companies, each within the meaning of the Securities Act (British Columbia), and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, partnership or other form of business association.

      (c) the Issuer is duly registered and licenced to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction, and holds all material licences and permits that are required for carrying on its business in the manner and in the jurisdictions in which such business is presently being carried on;

      (d) as at the date hereof, the authorized capital of the Issuer consists of 100 million common shares of which 15,517,865 common shares are issued and outstanding as fully paid and non-assessable;

      (e) the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares, the Warrant Shares and the Agents' Warrant Shares, and all such shares will be duly and validly issued as fully paid and non-assessable;

      (f) the minute books of the Issuer contain all records of the proceedings of the meetings of the Issuer's directors, shareholders and committees of directors since its date of amalgamation;

      (g) since the Audited Financial Statements, the business of the Issuer has been carried on in the usual and ordinary course and the Issuer has entered into no transaction out of the usual and ordinary course of business;

      (h) the Issuer has filed all documents which it is required to file under the continuous disclosure provisions of the Acts, and the Issuer has filed no Material Change reports on a confidential basis with the securities regulatory authorities in these jurisdictions where it is a "reporting issuer" which remain confidential;

      (i) the Issuer's outstanding common shares are listed for trading on the Exchange, and the Issuer is not in material breach of its Listing Agreement with the Exchange;

      (j) the Issuer is subject to no material mortgage, lien, lease, agreement, instrument or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated herein;

      (k) except as qualified by the Disclosure Record, the Issuer is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, all agreements by which the Issuer holds an interest in a property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

      (l) the Disclosure Record, subscription agreements and all other written or oral representations made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement will be accurate in all material respects and will omit no fact, the omission of which will make such representations misleading or incorrect at the time made;

      (m) the audited financial statements of the Issuer for its fiscal year ended December 31, 1998 (the "Audited Financial Statements) and the unaudited interim financial statements of the Issuer for the period ended March 31, 1999 (the "Interim Financial Statements") have been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer as at the date thereof, and there have been no adverse Material Changes in the financial position or condition of the Issuer or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or assets of the Issuer or the right or capacity of the Issuer to carry on its business since the date of the Audited Financial Statements, except as recorded in the books of the Issuer and fully and plainly disclosed in the Disclosure Record;

      (n) no financial statements of the Issuer are publicly available as at any date or for any period subsequent to the Interim Financial Statements;

      (o) all of the material transactions of the Issuer have been promptly and properly recorded or filed in or with the books or records of the Issuer;

      (p) all of the material contracts of the Issuer are described in the Disclosure Record and are in good standing in all material respects, and the Issuer is not in default in any material respect thereof, and the Issuer is not aware of any default in any material respect by any other party to such contracts;

      (q) the Issuer is party to no agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, option, understanding or commitment, for the purchase of any of the businesses, properties or assets or interests in the businesses properties or assets referred to in the Disclosure Record, except as may be disclosed in the Disclosure Record;

      (r) the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, Applicable Legislation, the Company Act (British Columbia), the 1933 Act and the 1934 Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement and the Distribution;

      (s) there is not presently, and will not be until the closing of the Distribution, any Material Change or change in any Material Fact relating to the Issuer which has not been or will not be fully disclosed to the Agents and in the Disclosure Record;

      (t) the issue and sale of the Securities by the Issuer and the Agents and the execution and delivery of this Agreement and the Subscription Agreements and the performance of the transactions contemplated thereby does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

      (u) as at the date hereof, the Issuer is not a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Issuer's knowledge no such actions, suits or proceedings are contemplated or have been threatened which are not disclosed in the Disclosure Record;

      (v) as at the date hereof, there are no judgments against the Issuer which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer is subject;

      (w) as at the date hereof, no order ceasing, halting or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

      (x) the Issuer satisfies and will satisfy all necessary requirements of the Issuer under the Exemptions in order to permit the sale of the Special Warrants to Purchasers who are qualified to purchase the Special Warrants under the Exemptions, pursuant to this Private Placement;

      (y) as at the date hereof, except as disclosed in Schedule "C" hereto, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Issuer or any other security convertible into or exchangeable for any such shares, or to require the Issuer to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

      (z) as at the date hereof, the Issuer has filed all federal, provincial, local and foreign tax returns which are required to be filed, or has requested extensions thereof, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

      (aa) as at the date hereof, the Issuer has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer;

      (ab) other than the Agents, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein;

      (ac) the Issuer will allow the Agents and their counsel to conduct all due diligence investigations in connection with the Private Placement and the Distribution which the Agents may reasonably require;

      (ad) this Agreement is, and the Special Warrant Indenture, the certificates representing the Warrants, and the certificates representing the Agents' Special Warrants and the Agents' Warrants will be, upon execution and delivery by the Issuer, legal, valid and binding agreements of the Issuer, enforceable against the Issuer in accordance with their terms, subject only to customary qualifications regarding the availability of equitable remedies; and

      (ae) the Issuer owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the business of the Issuer as now conducted, without any conflict with or infringement of the rights of others. The Issuer has received no communication alleging that the Issuer has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets or other proprietary rights of any other person or entity. Neither the execution or delivery of this Agreement nor the carrying on of the business of the Issuer by the employees of the Issuer, nor the conduct of the business of the Issuer will conflict with or result in a breach of the terms, conditions, or provisions of or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated.

13.2 The representations and warranties of the Issuer contained herein will be true and correct at each Closing, will survive each Closing, and no investigation by or on behalf of the Agents will diminish in any respect their right to rely on such representations and warranties.

13.3  Each of the Agents warrants and represents to the Issuer that:

      (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated;

      (b)   it is:

            (i)   registered as a dealer and an underwriter in British Columbia;
                  and

            (ii) registered as a dealer and classified as a broker in Alberta and Ontario;

      (c)   it is a member in good standing of the Exchange; and

      (d) it will sell the Special Warrants in compliance with Applicable Legislation.


14.   EXPENSES OF AGENTS

14.1 The Issuer will pay all of the expenses of the Private Placement, the Prospectus and the Distribution and all the expenses reasonably incurred by the Agents in connection with the Private Placement, the Prospectus and the Distribution including, without limitation, the reasonable fees and expenses of the solicitors for the Agents. However, the Issuer and the Agents agree that the Issuer will only pay the expenses of the Agents incurred in respect of legal and travel costs in connection with the Private Placement, the Prospectus and the Distribution to a maximum of $35,000 in fees (excepting taxes and disbursements, all of which the Issuer shall pay) in respect of the fees and expenses of the solicitors for the Agents and $20,000 in respect of the Agents' travel expenses.

14.2 The Issuer will pay the expenses referred to in the previous Subsection even if the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agents.

14.3 The Agents may, from time to time, render accounts for their expenses in connection with the Private Placement, the Prospectus and the Distribution to the Issuer for payment on or before the dates set out in the accounts.

14.4 The Issuer authorizes the Agents to deduct their reasonable expenses in connection with the Private Placement from the gross proceeds of the Private Placement and any advance payments made by the Issuer, including expenses for which an account has not yet been rendered.


15.   GARNISHING ORDERS

15.1 If at any time, up to and including the final Closing, the Agents receive a garnishing order or other form of attachment purporting to attach or garnish a part or all of the sale price of any of the Special Warrants, the Agents will be free to pay the amount purportedly attached or garnished into court.

15.2 Any payment by the Agents into court pursuant to a garnishing order will be deemed to have been received by the Issuer as payment by the Agents against the sale price of the Securities to the extent of the amount paid, and the Issuer will be bound to issue and deliver the Securities proportionately to the amount paid by the Agents.

15.3 The Agents will not be bound to ascertain the validity of any garnishing order or attachment, or whether in fact it attaches any moneys held by the Agents, and the Agents will be free to act with impunity in replying to any garnishing order or attachment.

15.4 The Issuer will release, indemnify and save harmless the Agents in respect of all damages, costs, expenses or liability arising from any acts of the Agents under this Section.

16.   INDEMNITY

16.1 The Issuer will indemnify the Agents and each of the Agents' agents, directors, officers and employees (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

      (a) existing by reason of an untrue statement contained in the Disclosure Record, subscription agreement or other written or oral representation made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement, or in the Prospectus or other written or oral representation made by the Issuer in connection with the Distribution, or by reason of the omission to state any fact necessary to make such statements or representations not misleading (except for information and statements supplied by or relating solely to the Agents);

      (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation, or omission exists (except information and statements supplied by or relating solely to the Agents), that trading in or distribution of any of the Securities is to cease;

      (c) resulting from the failure by the Issuer to obtain the requisite regulatory approval to the Private Placement or the Prospectus unless the failure to obtain such approval is the result of a breach of this Agreement by the Agents;

      (d) resulting from any failure by the Issuer to file Prospectus, or an amendment or supplement thereto;

      (e) resulting from the breach by the Issuer of any of the terms of this Agreement;

      (f) resulting from any representation or warranty made by the Issuer herein not being true or ceasing to be true;

      (g) if the Issuer fails to issue and deliver the certificates representing the Securities in the form and denominations satisfactory to the Agents at the time and place required by the Agents with the result that any completion of a sale of the Securities does not take place; or

      (h) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale, unless that determination arises out of an act or omission by the Agents.

16.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing.

16.3 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

16.4 The Indemnified Party will have the right to employ separate counsel, and the Issuer will pay the fees and expenses of such counsel.

16.5 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

16.6 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent Misrepresentation will be entitled to contribution from any person who is not found liable for such fraudulent Misrepresentation.

16.7 To the extent that any Indemnified Party is not a party to this Agreement, the Agents will obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.


17.   ASSIGNMENT AND SELLING GROUP PARTICIPATION

17.1 The Agents will not assign this Agreement or any of their rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agents have obtained the consent of the Issuer, and any required notice has been given to and accepted by the Regulatory Authorities.

17.2 The Agents may offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investments dealers, who may or who may not be offered part of the Agents' Fee or Agents' Special Warrants.


18.   NOTICE

18.1 Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

18.2 If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.

18.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

18.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by facsimile transmission or will be delivered.


19.   TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).


20.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, and covenants of the Issuer contained in this Agreement will survive the final Closing for a period of two years.


21.   LANGUAGE

This Agreement is to be read with all changes in gender or number as required by the context.

22.   ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.


23.   HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.


24.   COUNTERPARTS

This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.


25.   LAW

This Agreement is governed by the law of British Columbia, and the parties hereto irrevocably attorn and submit to the jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

This document was executed and delivered as of the date given above:


The common seal of INFOWAVE                          )
SOFTWARE, INC.                                       )
was hereunto affixed in the presence of:             )
                                                     )
/s/ G.A. Watson
--------------------                                 )
Authorized Signatory                                 )                   c/s
                                                     )
                                                     )
Authorized Signatory                                 )


The common seal of CANACCORD CAPITAL                 )
CORPORATION was hereunto affixed in the              )
presence of:                                         )
                                                     )
/s/ illegible
--------------------                                 )
Authorized Signatory                                 )                   c/s
                                                     )
                                                     )
Authorized Signatory                                 )

The common seal of YORKTON SECURITIES                )
INC. was hereunto affixed in the presence of:        )
                                                     )
/s/ Brian Campbell                                   )
--------------------                                 )
Authorized Signatory                                 )                   c/s
                                                     )
                                                     )
Authorized Signatory                                 )


The common seal of SPROTT SECURITIES                 )
LIMITED was hereunto affixed in the presence of:     )
                                                     )
                                                     )
Authorized Signatory                                 )                   c/s
                                                     )
/s/ illegible                                        )
--------------------                                 )
Authorized Signatory                                 )


The common seal of TAURUS CAPITAL                    )
MARKETS LTD. was hereunto affixed in                 )
the presence of:                                     )
                                                     )
                                                     )
Authorized Signatory                                 )                   c/s
                                                     )
/s/ illegible                                        )
--------------------                                 )
Authorized Signatory                                 )

                                  SCHEDULE "A"

                 SUBSCRIPTION AGREEMENT FOR NON-U.S. SUBSCRIBERS

                                  SCHEDULE "A"

                        SUBSCRIPTION FOR SPECIAL WARRANTS

                          (NON-UNITED STATES RESIDENTS)

TO:         INFOWAVE SOFTWARE, INC.
            (the "Corporation")

AND TO:     CANACCORD CAPITAL CORPORATION
            YORKTON SECURITIES INC.
            SPROTT SECURITIES INC.
            TAURUS CAPITAL MARKETS INC.
            (collectively, the "Agents")

      The undersigned (the "Subscriber") hereby irrevocably (subject to Section 3(w) hereof) subscribes for and agrees to purchase _______________________ special warrants (the "Special Warrants") of the Corporation for an aggregate consideration of Cdn.$ ___________________ (the "Subscription Price"), representing a subscription price of Cdn.$3.25 per Special Warrant, on the terms and conditions set out in sections 1 to 15 below. Each Special Warrant shall entitle the holder thereof to acquire, at no additional cost, one common share in the capital of the Corporation (a "Common Share") and one-half of one non-transferrable common share purchase warrant (each whole such warrant a "Purchase Warrant"). Each Purchase Warrant will entitle the holder to purchase one Common Share (a "Warrant Share") at $3.75 per Warrant Share for 12 months from the Closing Date (as hereinafter defined). The Special Warrants shall have the attributes described in Schedule "A" attached to and forming part of this subscription.

      DATED at the City of ____________________________, in the

_________________ of ___________________________, this _________ day of

_________ , 1999.



---------------------------------------     ------------------------------------
(Name of Subscriber - please print)         Subscriber's Address


---------------------------------------     ------------------------------------
(Subscriber's Address)

by:
    -----------------------------------     ------------------------------------
       (Official Capacity or Title -
              please print)


---------------------------------------     ------------------------------------
Authorized Signature                        (Telephone Number)


---------------------------------------     ------------------------------------
(Please print name of individual whose      (Facsimile Number)
signature appears above if different
than the name of the Subscriber
printed above).

DETAILS OF BENEFICIAL PURCHASER IF NOT  SAME AS SUBSCRIBER:


---------------------------------------     ------------------------------------
(Name - please print)                       (Beneficial Purchaser's Address)


---------------------------------------     ------------------------------------


---------------------------------------     ------------------------------------
(if space is inadequate please attach a
schedule containing the necessary
information)

REGISTRATION INSTRUCTIONS:                  DELIVERY INSTRUCTIONS:


---------------------------------------     ------------------------------------
Name                                        Name


---------------------------------------     ------------------------------------
Account reference, if applicable            Account reference, if applicable


---------------------------------------     ------------------------------------
Address                                     Contact Name


---------------------------------------     ------------------------------------
                                            Address


---------------------------------------     ------------------------------------
                                            Telephone Number


---------------------------------------     ------------------------------------
                                            Facsimile Number

                                     * * * *


1. TERMS OF SPECIAL WARRANTS. The Special Warrants shall have the attributes described in Schedule "A" hereto and shall be duly and validly created and issued in the name of the Subscriber or the Subscriber's nominee pursuant to the terms of a Special Warrant Indenture (the "SPECIAL WARRANT INDENTURE") to be entered into between the Corporation and Montreal Trust Company of Canada, as warrant agent (the "WARRANT AGENT").

2. AGENCY AGREEMENT. The Subscriber acknowledges that the Agents and the Corporation are currently negotiating, or intend to negotiate, an agreement (the "AGENCY AGREEMENT") under which the Corporation will appoint the Agents to act as agents to use their commercially reasonable efforts to offer the Special Warrants on a private placement basis. The acceptance of this subscription by the Corporation and the closing of the transactions contemplated hereby are subject to the negotiation and entering into of the Agency Agreement. Provided that the Agency Agreement is entered into, the transactions contemplated in this Agreement will occur in accordance with the terms of the Agency Agreement.

3. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. By executing this subscription, the Subscriber represents, warrants and covenants to the Corporation and the Agents (and acknowledges that the Corporation and the Agents are relying thereon) that:

      (a) the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Special Warrants by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable hold periods for the Special Warrants and is aware of the risks and other characteristics of the Special Warrants and of the fact that the Subscriber may not be able to resell the Special Warrants, Common Shares, Purchase Warrants and Warrant Shares except in accordance with the applicable securities legislation and regulatory policy;

      (b) the Subscriber has not received, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Special Warrants and it has not become aware of any advertisement in printed media of general and regular paid circulation, radio, television or otherwise with respect to the distribution of the Special Warrants;

      (c) the Subscriber has relied solely upon the publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agents, such publicly available information having been delivered to the Subscriber without independent investigation or verification by the Corporation or the Agents, and agrees that the Corporation and the Agents assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information;

      (d) the Subscriber acknowledges that the Agents are acting as agents in this transaction and the Subscriber hereby acknowledges that all warranties, conditions, representations or stipulations, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Corporation, other than those relating solely to the Agents. The Subscriber acknowledges that no information or representation concerning the Corporation has been provided to the Subscriber by the Corporation or the Agents other than those contained in this Agreement and in all press releases, prospectuses and filing statements filed with any regulatory authorities (the "DISCLOSURE RECORD") and that the Subscriber is relying entirely upon this Agreement and the Disclosure Record. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agents. No person in the employment of, or acting as agent of, the Agents has any authority to make or give any representation or warranty whatsoever in relation to the Corporation or the Special Warrants. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agents, and the Corporation and the Subscriber hereby release the Agents from any claims that may arise in respect thereof;

      (e) the Subscriber and any beneficial purchaser for whom it is acting are resident in the province or jurisdiction set out on the first page of this subscription above as the "Subscriber's Address" or the "Beneficial Purchaser's Address", as the case may be;

      (f)   the Subscriber:

            (i) is not, and is not purchasing Special Warrants for the account or benefit of, a U.S. Person (as that term is defined in Regulation S under the United States Securities Act of 1933 ("REGULATION S"));

            (ii) was not offered the Special Warrants in the United States (as that term is defined in Regulation S), (the "UNITED STATES"); and

            (iii) did not execute or deliver this subscription in the United
                  States.

      (g)   the Subscriber:

            (i)   A.    is purchasing the Special Warrants as principal
                        for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Special Warrants; or

                  B. if it is not purchasing as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Corporation may be required by law to disclose on a confidential basis to certain regulatory authorities the identity of each beneficial purchaser of Special Warrants for whom it may be acting; and

                        I. it is resident in British Columbia, is (a) a trust company, insurance company or financial institution that has been authorized to do business under the Financial Institutions Act (British Columbia) (b) an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the Securities Act (British Columbia) or is exempt from such registration, and it is purchasing the Special Warrants as an agent or trustee for accounts that are fully managed by it; or

                        II. it is resident in Alberta, is trading for accounts fully managed by it and is a trust corporation trading as trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as an agent that, except for an exemption under the Securities Act (Alberta) or the rules and regulations thereunder, is required to be registered as a portfolio manager; or

                        III. it is resident in Ontario, is a trust company registered under the Loan and Trust Corporations Act (Ontario), and is purchasing the Special Warrants as trustee or as agent for accounts fully managed by it; or

                        IV. it is a resident outside of Canada and is a portfolio manager in a jurisdiction other than Canada and has provided the "Additional Undertaking and Certification - Foreign Portfolio Manager" in the Corporate Placee Registration Form in Schedule "B" hereto, the certifications made therein being repeated to the Corporation and the Agents herein; or

                        V. it is acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Special Warrants and each of which principals complies with one of paragraphs (ii), (iii), (iv), or (v) below, as applicable;

                  (ii) if it is an individual or corporation, it would have an aggregate acquisition cost of purchasing the Special Warrants of not less than $97,000 ($150,000 if resident in Ontario);

                  (iii) if it is a resident in British Columbia or outside of
                        Canada and is not a corporation or an individual but is a syndicate, partnership or other form of unincorporated organization, every participant in the syndicate, partnership or unincorporated organization would have an aggregate acquisition cost of not less than $97,000 for the Special Warrants purchased if the participant were acquiring its proportionate interest in the Special Warrants purchased;

                  (iv) if it is resident in Alberta and is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the offering of the Special Warrants and has a bona fide purpose other than investment in the Special Warrants or, if created to permit such investment, the individual share of the aggregate acquisition cost for each participant is not less than $97,000;

                  (v) if it is resident in Ontario and is a corporation, it was not incorporated solely to permit the purchase of the Special Warrants without the need for the filing of a prospectus or if it is a corporation incorporated or created for such a purpose and a resident in Ontario, each shareholder of the corporation is an individual who has contributed at least $150,000 to the corporation for the purpose of investment by the corporation in the Special Warrants;

                  (vi) if it is a resident in Ontario and is not a corporation or an individual but is a syndicate, partnership, trust or other unincorporated organization, it is purchasing as principal for its own account; and

                        A. each member of the syndicate, partnership, trust or other unincorporated organization or each beneficiary of the trust, as the case may be, is an individual who has contributed at least $150,000 for the Special Warrants purchased; or

                        B. the acquisition cost to such syndicate, partnership, trust or other unincorporated organization of the Special Warrants subscribed for hereunder is not less than $150,000 and the syndicate, partnership, trust or other unincorporated organization falls within one of the following categories: (i) pensions plans; (ii) groups of pension plans under common management;
                              (iii) organizations of members of a family fund formed to make investments of family funds; (iv) testamentary trusts and estates; (v) organizations which have primary ongoing business activities other than investing in securities; (vi) mutual funds other than private mutual funds within the meaning of paragraph (a) of the definition of "private mutual fund" in subsection 1(1) of the Securities Act (Ontario); (vii) group registered retirement savings plans or group deferred profit sharing plans; or (viii) partnerships, interests in which are offered by prospectus, where the partnership invests in securities in reliance upon section 72(1)(d) of the Securities Act (Ontario) and section 27 of the Regulation made thereunder; but subject nevertheless to the requirement that it will not resell the Special Warrants or Common Shares issued pursuant thereto, except in accordance with the provisions of applicable securities legislation and stock exchange rules;

      (h) it is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of Special Warrants (or similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Special Warrants is less than $97,000;

      (i) if an individual, the Subscriber has attained the age of majority and is legally competent to execute this subscription and to take all actions required pursuant hereto;

      (j) if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Subscriber;

      (k) the Subscriber is capable of assessing the proposed investment as a result of the Subscriber's financial experience or as a result of advice received from a registered person other than the Corporation or any affiliates thereof;

      (l) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Special Warrants, Common Shares, Purchase Warrants and Warrant Shares issued pursuant thereto, as may be required, including, without limitation:

            (i) if the Subscriber is not an individual, the Corporate Placee Registration Form required by the Vancouver Stock Exchange if it has not already filed the same with the Vancouver Stock Exchange attached hereto as Schedule "B"; and

            (ii) if the Subscriber is an individual, the Form 20A(IP) attached hereto as Schedule "C";

      (m) this subscription has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

      (n) the delivery of this subscription, the acceptance of it by the Corporation, the issuance of the Special Warrants to the Subscriber and the acquisition of the Common Shares and Purchase Warrants upon the exercise of the Special Warrants and the acquisition of the Warrant Shares upon exercise of the Purchase Warrants complies with all applicable laws of the Subscriber's jurisdiction of residence or domicile and all other applicable laws and will not cause the Corporation to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

      (o)   if the Subscriber is not purchasing in accordance with subparagraph
            (g) above, it is purchasing pursuant to an exemption from prospectus or registration requirements (particulars of which are disclosed herewith) available to it under applicable securities legislation and shall deliver to the Corporation and the Agents such further particulars of the exemption(s) and the Subscriber's qualification thereunder as the Corporation and the Agents may reasonably request;

      (p) the Subscriber acknowledges that no prospectus has been filed by the Corporation with the British Columbia, Alberta or Ontario Securities Commission (the "COMMISSIONS") in connection with the issuance of the Special Warrants, the issuance is exempted from the prospectus requirements of the Securities Acts of British Columbia, Alberta and Ontario and the rules and regulations thereunder (the "APPLICABLE LEGISLATION") and that:

            (i) the Subscriber is restricted from using most of the civil remedies available under the Applicable Legislation;

            (ii) the Subscriber may not receive information that would otherwise be required to be provided to him under the Applicable Legislation; and

            (iii) the Corporation is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

      (q) no person has made to the Subscriber any written or oral representations:

            (i) that any person will resell or repurchase the Special Warrants, Common Shares or Warrant Shares issuable upon exercise of the Purchase Warrants (the "SECURITIES");

            (ii) that any person will refund the purchase price of the Special Warrants;

            (iii) as to the future price or value of any of the Securities; or

            (iv) that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange, other than the Vancouver Stock Exchange;

      (r) the Subscriber is not a "control person" of the Corporation as defined in the Applicable Legislation, will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Corporation;

      (s) the Subscriber is at arm's length (as that term is customarily defined) with the Corporation;

      (t) the Subscriber acknowledges that the Securities have not been registered under the United States Securities Act of 1933 (the "1933 ACT") and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Corporation has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Special Warrants, Common Shares, Purchase Warrants or Warrant Shares;

      (u) the Subscriber (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

      (v) the Subscriber has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Corporation that has not been generally disclosed to the public, save knowledge of this particular transaction;

      (w) the offer made by this subscription is irrevocable (subject to the Subscriber's right to withdraw his subscription and to terminate his obligations as set out in this Agreement) and requires acceptance by the Corporation and approval of the Vancouver Stock Exchange;

      (x) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which he is or may be bound;

      (y) the Subscriber acknowledges that the Agents will receive a commission from the Corporation in connection with this offering;

      (z) the Subscriber acknowledges that the offering of Special Warrants is restricted to purchasers in Canada that are resident in British Columbia, Alberta and Ontario only, and in such other jurisdictions outside of Canada and the United States, where such securities may be lawfully offered for sale; and

      (aa) if resident in Ontario or Alberta, the Subscriber acknowledges that they are required to file a first trade report prepared in the required form, within 10 days of the first trade in any of the Securities.

      The Subscriber agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this subscription and as of the Closing Time and will survive the completion of the issuance of the Special Warrants.

4. ACKNOWLEDGEMENT. The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon by the Corporation and the Agents in determining its suitability as a purchaser of Special Warrants and the Subscriber hereby agrees to indemnify the Corporation and the Agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to notify the Corporation immediately at facsimile number (604) 473-3699 (Attention: Gord Watson) and the Agents at facsimile number (604) 643-7733 (Attention: David Horton) and
(416)864-1043 (Attention: Cathy Tassone), of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time (as hereinafter defined).

      The Subscriber acknowledges that a legend will be placed on the certificates representing the Special Warrants (and any Common Shares or Warrant Shares in the event the Special Warrants are exercised prior to the Qualification Date (as defined in Schedule "A")) to the effect that the securities represented by the certificates are subject to a hold period and may not be traded in British Columbia until the expiry of such hold period except as permitted by applicable securities legislation.

      The Subscriber acknowledges that, although Special Warrants may be issued to other purchasers under this offering concurrently with the Closing Date, there may be other sales of Special Warrants under this offering, some or all of which may close after the Closing Date. The Subscriber further acknowledges that there is a risk that insufficient funds may be raised on the Closing Date to fund the Corporation's objectives and that further closings may not take place after the Closing Date.

5. CLOSING. The sale of the Special Warrants will be completed at the offices of Blake, Cassels & Graydon, the Corporation's counsel, in Vancouver, British Columbia at 10:00 a.m. (Vancouver time), or such other time as the Agents and the Corporation may agree (the "Closing Time") on June 22, 1999, or such other date or time as the Agents and the Corporation may agree (the "Closing Date"). If by the Closing Time, the terms and conditions contained in the Agency Agreement for the benefit of the Agents have been complied with to the satisfaction of the Agents or waived by the Agents, the Agents shall deliver to the Corporation all completed subscriptions, including this subscription, against delivery by the Corporation of the Special Warrants.

6. DELIVERY OF SUBSCRIPTION AGREEMENT. The Subscriber agrees to deliver to the Agents not later than 9:00 a.m. (Vancouver time) on June 18, 1999 (or two days before the Closing Date if such date is changed in accordance with paragraph 5 above and communicated to the Subscriber) the following:

      (a)   this duly completed and executed Subscription;

      (b) if the Subscriber is not an individual, a manually signed and completed copy of the Corporate Placee Registration Form required by the Vancouver Stock Exchange as attached hereto as Schedule "B" unless such form has already been provided to the Vancouver Stock Exchange, in which case the Subscriber represents and warrants that the information contained therein is accurate at the date hereof;

      (c) if the Subscriber is an individual, a manually signed and completed copy of the Form 20A (IP) as attached hereto as Schedule "C"; and

      (d) such other documents as may be required as contemplated by paragraph 3(l) hereof.

In addition, the Subscriber will arrange for the payment of the Subscription Price in a manner acceptable to the Agents on or before 9:00 a.m. (Vancouver time) on June 21, 1999 (or one day before the Closing Date if such date is changed in accordance with paragraph 5 above and communicated to the Subscriber).

            This subscription is irrevocable except that the Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing Date if the Agency Agreement is not entered into or if the Agents terminate their obligations with respect to this offering under the Agency Agreement and the Subscriber hereby appoints the Agents as its agent for the purpose of notifying the Corporation of the withdrawal or termination of this subscription.

7. RIGHTS OF RESCISSION. In the event that a holder of a Special Warrant who acquires Common Shares and Purchase Warrants upon the exercise of the Special Warrant, is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of a misrepresentation in the prospectus filed in connection with the qualification of the Common Shares and Purchase Warrants to be issued on exercise of the Special Warrants or any amendment thereto, such holder shall, subject to available defenses and any limitation period under applicable securities legislation, be entitled to rescission not only of the holder's exercise of its Special Warrant(s) but also of the private placement transaction pursuant to which the

Special Warrant was initially acquired, and shall be entitled in connection with such rescission to a full refund from the Corporation of all consideration paid on the acquisition of the Special Warrant. In the event such holder is a permitted assignee of the interest of the original Special Warrant Subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original Subscriber. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrant under the Applicable Legislation or otherwise at law.

8. AUTHORITY OF AGENTS. The Subscriber hereby irrevocably authorizes each of the Agents, individually or together, in its or their sole discretion:

      (a) to act as the Subscriber's representative at the closing, to receive certificates for Special Warrants subscribed for and to execute in its name and on its behalf all closing receipts and documents required;

      (b) to negotiate and approve, among other things, the Special Warrant Indenture, a Purchase Warrant Indenture (if any), the terms relating to the escrow of net proceeds as further described in the Term Sheet attached hereto as Schedule "A", and any related documents and any opinions, certificates or other documents addressed to the Subscriber; and

      (c) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained herein or in any agreement or document ancillary or related thereto.

9. EXECUTION OF SUBSCRIPTION AGREEMENT. The Corporation and the Agents shall be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

10. CONDITIONAL UPON ACCEPTANCE BY CORPORATION. The Corporation reserves the right to review and accept or reject any subscription for any reason, in its sole and absolute discretion.

11. CONDITIONAL UPON VSE APPROVAL. Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Corporation receiving the Vancouver Stock Exchange's approval of this subscription and the transactions contemplated hereby.

12. GOVERNING LAW. The contract arising out of this subscription shall be governed by and construed in accordance with the laws of the province of British Columbia and the laws of Canada applicable therein.

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

14. ASSIGNMENT. This agreement is not assignable or transferable by the parties hereto without the express written consent of the other party hereto.

15.  TIME OF ESSENCE. Time shall be of the essence of this subscription.


                                   ACCEPTANCE

INFOWAVE SOFTWARE, INC. hereby accepts the above subscription as of this ________ day of ________ 1999, and represents and warrants to the Subscriber that the covenants, representations and warranties made by it to the Agents in the Agency Agreement are true and correct as of this date and that the Subscriber is entitled to rely thereon as if they were embodied herein. The Corporation will, upon request by the Subscriber, provide the Subscriber with an extract from the Agency Agreement setting forth such covenants, representations and warranties, without charge.

                                        INFOWAVE SOFTWARE, INC.


                                        By: ____________________________________


                                        Title: _________________________________

                                  SCHEDULE "A"

                                   TERM SHEET

                    SUMMARY OF PRINCIPAL TERMS OF AN OFFERING
                OF SPECIAL WARRANTS EXERCISABLE FOR COMMON SHARES

ISSUER:                 Infowave Software, Inc.

OFFERING:               A minimum of 1,230,770 Special Warrants.

AMOUNT: A minimum of $4,000,000 at a price of $3.25 per Special Warrant.

TERMS OF SPECIAL        Each Special Warrant shall entitle the holder thereof to
WARRANTS:               acquire, at no additional cost, one unit comprised of
                        one common share in the capital of the Corporation (a
                        "COMMON SHARE") and one-half of a non-transferrable common share purchase warrant (each whole such warrant a "PURCHASE WARRANT").

MINIMUM SUBSCRIPTION:   $97,000 in the Provinces of British Columbia and Alberta
                        and $150,000 in the Province of Ontario.

CLOSING DATE:           June 22, 1999, or such other date as is agreed upon by
                        the Agents and the Corporation (the "CLOSING DATE").

                        Subscription funds and subscription agreements will be held by the Agents pending closing of the Offering. In the event subscriptions for a minimum of 1,230,770 Special Warrants are not received on or before June 30, 1999, no subscriptions will be accepted and all subscription funds will be returned to the subscribers without interest or deduction.

SELLING AND QUALIFYING  British Columbia, Alberta and Ontario (collectively, the
JURISDICTIONS:          "QUALIFYING JURISDICTIONS") and offshore.

SPECIAL WARRANTS:       The Special Warrants will be issued pursuant to a
                        special warrant indenture. The Special Warrants are exercisable by the holders thereof at any time after their issuance and, if not previously exercised, will be deemed to be exercised immediately prior to 4:00 p.m.
                        (Vancouver time) on the earlier of: (i) the fifth business day after a receipt is issued by the last of the securities regulatory authorities in each of the Qualifying Jurisdictions for a (final) prospectus qualifying the issuance of the Common Shares and the Purchase Warrants (the "UNDERLYING SECURITIES") upon exercise of the Special Warrants; and (ii) the date which is 330 days after the Closing Date (the "EXPIRY
                        DATE"). The Special Warrants are transferable.

PURCHASE WARRANT        Each Purchase Warrant will entitle the holder to
TERMS:                  purchase one Common Share (a "Warrant  Share") at $3.75
                        per Warrant  Share for 12 months from the Closing Date.

PROSPECTUS FILING:      The Corporation will use its reasonable efforts to file
                        a preliminary prospectus qualifying the Underlying
                        Securities to be issued upon exercise of the Special
                        Warrants in all Qualifying Jurisdictions as soon as practicable after the Closing Date. The Corporation will use reasonable efforts to obtain a receipt for the (final) prospectus (the "FINAL PROSPECTUS") within 90 days after the Closing Date. If the Corporation does not obtain such receipt for the Final Prospectus within 90 days after the Closing Date, Special Warrants exercised after that date shall, subject to regulatory approval, entitle the holder to receive 1.1 Common Shares without payment of any further consideration.

ESCROW: 40% of the net proceeds from the sale of the Special Warrants will be held in escrow by Montreal Trust Company of Canada, to be released on the earlier of: (a) the day the last of the securities regulatory authorities in each of the Qualifying Jurisdictions have issued a receipt for the Final Prospectus; and (b) 330 days from the Closing Date.

AGENTS: Canaccord Capital Corporation, Yorkton Securities Inc., Sprott Securities Inc. and Taurus Capital Markets Inc. (the "Agents") are acting as agents of the Corporation for this commercially reasonable efforts offering and will be paid at the closing of the sale of Special Warrants a commission of 7.5% of the gross proceeds of the offering. In addition, the Agents shall receive a Special Agent's Warrant, exercisable to acquire an Agent's Warrant which, upon exercise will entitle the Agents to purchase such number of Common Shares equal to 10% of the number of Special Warrants sold by the Agents, for a period of 12 months from the Closing Date, at a price of $3.25 per Common Share. The issuance of the Special Agent's Warrant is subject to regulatory approval.

SUBSCRIPTION:           Persons wishing to subscribe for Special Warrants must
                        complete and sign a Subscription Form and deliver a cheque in the amount of $3.25 per Special Warrant to either of the Agents not later than two business days prior to the Closing Date. The Corporation shall be entitled to accept or reject any subscription, in its sole and absolute discretion.

USE OF PROCEEDS:        The proceeds from the sale of the Special Warrants will
                        be used by the Corporation to expand product development and market development of the Corporation's wireless computing business and for working capital purposes.

RESALE RESTRICTIONS:    The Special Warrants will be issued pursuant to
                        exemptions from prospectus requirements of applicable securities legislation and will be subject to resale restrictions under that legislation.

                        If the Corporation is unable to obtain a receipt for the Final Prospectus in any Qualifying Jurisdiction, the Underlying Securities will be subject to statutory hold periods during which time these securities may not be resold in such Qualifying Jurisdictions. In addition, if any Special Warrants are exercised prior to the day of issuance of receipts for a Final Prospectus by the securities commissions (the "QUALIFICATION DATE") in any of the Qualifying Jurisdictions, the Underlying Securities will be subject to statutory restrictions on resale. The Special Warrants and the Underlying Securities are also subject to restrictions on resale imposed by the Vancouver Stock Exchange. Investors are advised to consult their own legal advisers in this regard.

                        The Corporation intends to file a prospectus to qualify the Underlying Securities only in the Qualifying Jurisdictions. Accordingly, Underlying Securities that are acquired outside of the Qualifying Jurisdictions may be subject to additional resale restrictions. Investors are advised to consult their own legal advisers in this regard.

                                  SCHEDULE "B"

                       CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a private placement are not individuals, the Exchange requires that the following information about the placee be provided.

This Form will remain on file with the Exchange, therefore the corporation or other entity (the "corporation") need only file it once, and it will be referenced for all subsequent private placements in which it participates. If any of the information provided in this Form changes, the corporation must notify the Exchange prior to participating in further placements with Exchange listed companies.

1.   Name of Corporation:

________________________________________________________________________________


2.   Address of Corporation's Head Office:

________________________________________________________________________________


3.   Jurisdiction of Incorporation:

________________________________________________________________________________


4.   (a) If the corporation will be purchasing securities as principal,      [ ]
         please check the box at right and include the names and addresses of person/s having a greater than 10% beneficial interest in the corporation:

         _______________________________________________________________________

         _______________________________________________________________________

     (b) If the corporation will be purchasing as a portfolio manager,       [ ]
         please check the box at right and complete the Additional
         Undertaking and Certification set out below.

ADDITIONAL UNDERTAKING AND CERTIFICATION - PORTFOLIO MANAGER

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, the undersigned acknowledges that it is bound by the provisions of the Securities Act (British Columbia) (the "Act"), and undertakes to comply with all provisions of the Act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 111 of the Act.

If the undersigned carries on business as a portfolio manager in a jurisdiction outside of Canada, the undersigned certifies that:

      a) it is purchasing securities of the Issuer on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such accounts or from any other person;

      b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ______________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

      c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

      d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000;

      e) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

      f) the Company has provided it with a list of the directors, senior officers and other insiders of the Company and the persons that carry on investor relations activities for the Company:

            Gary Macintosh
            Jim Macintosh
            Scot Land
            David Neale
            David Wedge
            Michael Blackstock
            Gordon Watson
            Bijan Sanii
            Todd Carter
            Ron Jasper
            Kevin Jampole
            The Investor Relations Group

            and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:

         _______________________________________________________________________

         _______________________________________________________________________


            (Name of insider(s) or person(s) carrying on investor relations activities for the Company that have a beneficial interest in an account)

5. The undersigned acknowledges that it is bound by the provisions of the British Columbia Securities Act including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.

Dated at ___________________ this _____ day of ____________________ 19___



                                         --------------------------------------
                                         (Name of Purchaser - please print)



                                         --------------------------------------
                                         (Authorized Signature)



                                         --------------------------------------
                                         (Official Capacity - please print)



                                         --------------------------------------
                                         (please print name of individual whose
                                         signature appears above, if different
                                         from name of purchaser printed above)


                          THIS IS NOT A PUBLIC DOCUMENT

                                  SCHEDULE "C"

                                  FORM 20A (IP)

                        SECURITIES ACT (BRITISH COLUMBIA)

                     ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Infowave Software, Inc. (the "Issuer") _________________________________________ [number of securities] Special Warrants (the "Securities") of the Issuer. Each Special Warrant is exercisable to acquire one common share and one-half of one common share purchase warrant, subject to adjustment in certain events.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I have not received an offering memorandum describing the Issuer and the Securities.

4.          I acknowledge that:

      (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

      (b) there is no government or other insurance covering the Securities, AND

      (c)   I may lose all of my investment, AND

      (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

      (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

      (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

      (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.          I also acknowledge that: [circle one]

      (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

      (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the securities, is not less than $400,000, OR

      (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

      (d)   I am registered under the Act, OR

      (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

      (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

      (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON: N/A (THE "REGISTERED PERSON")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]

      (a)   of my financial, business or investment experience, OR

      (b) I have received advice from a person [NAME OF ADVISER: N/A (THE "ADVISER")] who has advised me that the Adviser is:

            (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

            (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED ______________________________, 1999.


                                            ------------------------------------
                                            Signature of Purchaser

                                            ------------------------------------
                                            Name of Purchaser

                                            ------------------------------------


                                            ------------------------------------

                                  SCHEDULE "B"

                   SUBSCRIPTION AGREEMENT FOR U.S. SUBSCRIBERS

                                  SCHEDULE "B"


                        SUBSCRIPTION FOR SPECIAL WARRANTS
                            (UNITED STATES RESIDENTS)

TO:                        INFOWAVE SOFTWARE, INC.
                           (the "Corporation")

AND TO:                    THE U.S. AGENT THROUGH WHICH
                           THIS SUBSCRIPTION IS BEING MADE

                  The undersigned (the "Subscriber") hereby irrevocably (subject to Section 3(o) below) subscribes for and agrees to purchase through the U.S. Agent _______________________ special warrants (the "Special Warrants") of the Corporation for an aggregate consideration of Cdn.$ ___________________ (the "Subscription Price"), representing a subscription price of Cdn.$3.25 per Special Warrant, on the terms and conditions set out in sections 1 to 15 below. Each Special Warrant shall entitle the holder thereof to acquire, at no additional cost, one common share in the capital of the Corporation (a "Common Share") and one-half of one non-transferrable common share purchase warrant (each whole such warrant a "Purchase Warrant"). Each Purchase Warrant will entitle the holder to purchase one Common Share (a "Warrant Share") at $3.75 per Warrant Share for 12 months from the Closing Date (as hereinafter defined). The Special Warrants shall have the attributes described in Schedule "A" attached to and forming part of this subscription.

                  DATED at the City of ____________________________, in the of
___________________________, this _________ day of _________ , 1999.



_________________________________            __________________________________
(Name of Subscriber - please print)          Subscriber's Address

_________________________________            __________________________________
(Subscriber's Address)

by: _____________________________
    (Official Capacity or Title
    - please print)

_________________________________            __________________________________
Authorized Signature                         (Telephone Number)


_________________________________            __________________________________
(Please print name of individual             (Facsimile Number)
whose signature  appears above
if different than the name of
the Subscriber printed above).

DETAILS OF BENEFICIAL PURCHASER IF NOT SAME AS SUBSCRIBER:

_________________________________            __________________________________
(Name - please print)                        (Beneficial Purchaser's Address)


_________________________________            __________________________________


_________________________________            __________________________________
(if space is inadequate please
attach a schedule containing
the necessary information)

REGISTRATION INSTRUCTIONS:                   DELIVERY INSTRUCTIONS:


_________________________________            __________________________________
Name                                         Name


_________________________________            __________________________________
Account reference, if applicable             Account reference, if applicable


_________________________________            __________________________________
Address                                      Contact Name


_________________________________            __________________________________
                                             Address


_________________________________            __________________________________
                                             Telephone Number


_________________________________            __________________________________
                                             Facsimile Number


                                     * * * *


1. TERMS OF SPECIAL WARRANTS. The Special Warrants shall have the attributes described in Schedule "A" hereto and shall be duly and validly created and issued in the name of the Subscriber or the Subscriber's nominee pursuant to the terms of a Special Warrant Indenture (the "SPECIAL WARRANT INDENTURE") to be entered into between the Corporation and Montreal Trust Company of Canada, as warrant agent (the "WARRANT AGENT").

2. AGENCY AGREEMENT. The Subscriber acknowledges that Canaccord Capital Corporation, Yorkton Securities Inc., Sprott Securities Inc.
and Taurus Capital Markets Inc. (collectively the "Agents") and the Corporation are currently negotiating, or intend to negotiate, an agreement (the "AGENCY AGREEMENT") under which the Corporation will appoint the Agents to act as agents to use their commercially reasonable efforts to offer the Special Warrants on a private placement basis. The acceptance of this subscription by the Corporation and the closing of the transactions contemplated hereby are subject to the negotiation and entering into of the Agency Agreement. Provided that the Agency Agreement is entered into, the transactions contemplated in this Agreement will occur in accordance with the terms of the Agency Agreement. A portion of the Special Warrants are being offered in the United States by U.S. registered broker dealers (the "U.S. Agents"), as authorized agent in the United States for the Agents, in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act").

3. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. By executing this subscription, the Subscriber represents, warrants and covenants to the Corporation, the Agents and the U.S. Agents (and acknowledges that the Corporation, the Agents and the U.S. Agents are relying thereon) that:

(a) the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Special Warrants by securities legislation in Canada and confirms that no representation has been made respecting the applicable hold periods for the Special Warrants and is aware of the risks and other characteristics of the Special Warrants and of the fact that the Subscriber may not be able to resell the Special Warrants, Common Shares, Purchase Warrants and Warrant Shares in Canada except in accordance with the applicable securities legislation and regulatory policy;

(b) the Subscriber has not received, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Special Warrants and it has not become aware of any advertisement in printed media of general and regular paid circulation, radio, television or otherwise with respect to the distribution of the Special Warrants;

(c) the Subscriber has relied solely upon the publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation, the Agents or the U.S. Agents, such publicly available information having been delivered to the Subscriber without independent investigation or verification by the Corporation, the Agents and the U.S. Agents, and agrees that the Corporation, the Agents and the U.S. Agents assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information;

(d) the Subscriber acknowledges that the Agents and the U.S. Agents are acting as agents in this transaction and the Subscriber hereby acknowledges that all warranties, conditions, representations or stipulations, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Corporation, other than those relating solely to the Agents or the U.S. Agents. The Subscriber acknowledges that no information or representation concerning the Corporation has been provided to the Subscriber by the Corporation, the Agents or the U.S. Agents other than those contained in this Agreement and in all press releases, prospectuses and filing statements filed with any regulatory authorities (the "DISCLOSURE RECORD") and that the Subscriber is relying entirely upon this Agreement and the Disclosure Record. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agents or the U.S. Agents. No person in the employment of, or acting as agent of, the Agents or the U.S. Agents has any authority to make or give any representation or warranty whatsoever in relation to the Corporation or the Special Warrants. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agents or the U.S. Agents, and the Corporation and the Subscriber hereby release the Agents and the U.S. Agents from any claims that may arise in respect thereof;

(e)      the Subscriber:

         (i)   A.   is purchasing the Special Warrants as principal having an
                    aggregate acquisition cost of at least $97,000 either: (i) for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Special Warrants; or (ii) for one or more accounts as to which it exercises sole investment discretion and each such account is purchasing Special Warrants having such an aggregate acquisition cost; or

               B. if it is not purchasing as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Corporation may be required by law to disclose on a confidential basis to certain regulatory authorities the identity of each beneficial purchaser of Special Warrants for whom it may be acting; and

                    I. it is a portfolio manager in a jurisdiction other than Canada and has provided the "Additional Undertaking and Certification - Foreign Portfolio Manager" in the Corporate Placee Registration Form in Schedule "B" hereto, the certifications made therein being repeated to the Corporation, the Agents and the U.S. Agents; or

                    II. it is acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Special Warrants and each of which principals complies with one of paragraphs (ii) or (iii) below, as applicable;

         (ii) if it is an individual or corporation, it would have an aggregate acquisition cost of purchasing the Special Warrants of not less than $97,000; and

         (iii) if it is not a corporation or an individual but is a syndicate, partnership or other form of unincorporated organization, every participant in the syndicate, partnership or unincorporated organization would have an aggregate acquisition cost of not less than $97,000 for the Special Warrants purchased if the participant were acquiring its proportionate interest in the Special Warrants purchased;

(f) if the Subscriber is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Subscriber;

(g) the Subscriber is capable of assessing the proposed investment as a result of the Subscriber's financial experience or as a result of advice received from a registered person other than the Corporation or any affiliates thereof;

(h) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Special Warrants, Common Shares, Purchase Warrants and Warrant Shares issued pursuant thereto, as may be required, including, without limitation:

         (i) if the Subscriber is not an individual, the Corporate Placee Registration Form required by the Vancouver Stock Exchange attached hereto as Schedule "B" if it has not already filed the same with the Vancouver Stock Exchange; and

         (ii) if the Subscriber is an individual, the Form 20A(IP) attached hereto as Schedule "C";

(i) this subscription has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(j) no person has made to the Subscriber any written or oral representations:

         (i) that any person will resell or repurchase the Special Warrants, Common Shares or Warrant Shares issuable upon exercise of the Purchase Warrants (the "SECURITIES");

         (ii) that any person will refund the purchase price of the Special Warrants;

         (iii)      as to the future price or value of any of the Securities; or

         (iv) that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange, other than the Vancouver Stock Exchange;

(k) the Subscriber is not a "control person" of the Corporation as defined in the Securities Act (British Columbia), will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Corporation;

(l) the Subscriber is at arm's length (as that term is customarily defined) with the Corporation;

(m) the Subscriber (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(n) the Subscriber has no knowledge of a "material fact" or "material change" (as those terms are defined in the applicable legislation) in the affairs of the Corporation that has not been generally disclosed to the public, save knowledge of this particular transaction;

(o) the offer made by this subscription is irrevocable (subject to the Subscriber's right to withdraw his subscription and to terminate his obligations as set out in this Agreement) and requires acceptance by the Corporation and approval of the Vancouver Stock Exchange;

(p) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which he is or may be bound;

(q) the Subscriber acknowledges that the Agents and the U.S. Agent will receive a commission from the Corporation in connection with this offering;

(r) it understands that the Special Warrants and the Common Shares and the Warrant Shares have not been and will not be registered under the U.S. Securities Act or any applicable state securities laws and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements and exemptions from registration under applicable state securities laws;

(s) it understands that the offers and sales of the Special Warrants in the United States are being made in reliance on a private placement exemption to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) and (7) under the U.S. Securities Act through a U.S. Agent or other United States registered broker/dealers;

(t) it has had access to such additional information, if any, concerning the Corporation as it has considered necessary in connection with its investment decision to acquire the Special Warrants, Common Shares and Purchase Warrants and it has not received, nor has it requested, nor does it have any need to receive any offering memorandum, or any other document (other than financial statements or any other document the content of which is prescribed by statute, or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Special Warrants, Common Shares and Purchase Warrants;

(u) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Special Warrants, Common Shares and Purchase Warrants and is able to bear the economic risks of such investment;

(v) it and any beneficial purchaser for which it is purchasing Special Warrants, Common Shares and Purchase Warrants are resident in the United States at the address or addresses set forth on the first page hereof;

(w) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) and (7), under the U.S. Securities Act), and is acquiring the Special Warrants for its own account or an institutional "accredited investor", as to which the Subscriber exercises sole investment discretion and as to which the Subscriber has the authority to make the statements set forth in this Agreement, and not with a view to any resale, distribution or other disposition of the Special Warrants in any transaction that would be in violation of the United States securities laws, subject to the disposition of the Subscriber's property being at all times within its control;

(x) it acknowledges that it has not purchased Special Warrants as a result of any "general solicitation" or "general advertising", as such terms are used in Rule 502(c) under the U.S. Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(y) it agrees that if it decides to offer, sell or otherwise transfer any of the Special Warrants, Common Shares or Warrant Shares, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless:

         (i)        the sale is to the Corporation; or

         (ii) (A) the sale is to an Institutional Accredited Investor and is of a number of Special Warrants, Common Shares or Warrant Shares having an aggregate market value at the time of such sale of not less than $97,000, and (B) a purchaser's letter containing representations, warranties and agreements substantially similar to those contained in this Agreement (except that such purchaser's letter need not contain the representation set forth in paragraph 3(t) above), and satisfactory to the U.S. Agent and the Corporation, is executed by the purchaser and delivered to the U.S. Agent and the Corporation prior to the sale; or

         (iii) the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations; or

         (iv) the sale is made pursuant to an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available; or

         (v) the Special Warrants, Common Shares or Warrant Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities, and it has therefore furnished to the U.S. Agent and the Corporation an opinion of counsel of recognized standing reasonably satisfactory to the U.S. Agent and the Corporation;

(z) it understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under the U.S. Securities Act or applicable state securities laws, the certificates representing the Special Warrants, the Common Shares and the Warrant Shares, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

                           "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT";

                  provided, that if any such securities are being sold under paragraph (y)(iii) above, any such legend may be removed by providing a declaration to the registrar and transfer agent for such securities, to the effect set forth in Schedule "D" hereto (or as the Corporation may prescribe from time to time) and provided, further, that, if any Special Warrants, Common Shares or Warrant Shares are being sold under paragraph
                  (y)(iv) above, the legend may be removed by delivery to the registrar and transfer agent of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

         (aa) it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Special Warrants, Common Shares or Warrant Shares in order to implement the restrictions on transfer set forth and described herein;

         The Subscriber agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this subscription and as of the Closing Time and will survive the completion of the issuance of the Special Warrants.

4. ACKNOWLEDGEMENT. The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon by the Corporation, the Agents and the U.S. Agents in determining its suitability or (if applicable) the suitability of others on whose behalf it is contracting hereunder as a purchaser of Special Warrants and the Subscriber hereby agrees to indemnify the Corporation, the Agents and the U.S. Agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to notify the Corporation, the Agents and the U.S. Agents immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time (as hereinafter defined).

                  The Subscriber acknowledges that a legend will be placed on the certificates representing the Special Warrants (and any Common Shares or Warrant Shares in the event the Special Warrants are exercised prior to the Qualification Date (as defined in Schedule "A")) to the effect that the securities represented by the certificates are subject to a hold period and may not be traded in British Columbia until the expiry of such hold period except as permitted by applicable securities legislation.

                  The Subscriber acknowledges that, although Special Warrants may be issued to other purchasers under this offering concurrently with the Closing Date, there may be other sales of Special Warrants under this offering, some or all of which may close after the Closing Date. The Subscriber further acknowledges that there is a risk that insufficient funds may be raised on the Closing Date to fund the Corporation's objectives and that further closings may not take place after the Closing Date.

5. CLOSING. The sale of the Special Warrants will be completed at the offices of Blake, Cassels & Graydon, the Corporation's counsel, in Vancouver, British Columbia at 10:00 a.m. (Vancouver time), or such other time as the Agents and the Corporation may agree (the

"Closing Time") on June 22, 1999, or such other date or time as the Agents and the Corporation may agree (the "Closing Date"). If by the Closing Time, the terms and conditions contained in the Agency Agreement for the benefit of the Agents have been complied with to the satisfaction of, or waived by the Agents, the Agents and the U.S. Agents shall deliver to the Corporation all completed subscriptions, including this subscription, against delivery by the Corporation of the Special Warrants.

6. DELIVERY OF SUBSCRIPTION AGREEMENT. The Subscriber agrees to deliver to the U.S. Agent not later than 9:00 a.m. (Vancouver time) on June 18, 1999 (or two days before the Closing Date if such date is changed in accordance with paragraph 5 above and communicated to the Subscriber) the following:

(a)      this duly completed and executed Subscription;

(b) if the Subscriber is not an individual, a manually signed and completed copy of the Corporate Placee Registration Form required by the Vancouver Stock Exchange attached hereto as Schedule "B" unless such form has already been provided to the Vancouver Stock Exchange, in which case the Subscriber represents and warrants that the information contained therein is accurate at the date hereof;

(c) if the Subscriber is an individual, a manually signed and completed copy of the Form 20A (IP) as attached hereto as Schedule "C"; and

(d) such other documents as may be required as contemplated by paragraph 3(h) hereof.

In addition, the Subscriber will arrange for the payment of the Subscription Price in a manner acceptable to the U.S. Agent on or before 9:00 a.m. (Vancouver time) on June 21, 1999 (or one day before the Closing Date if such date is changed in accordance with paragraph 5 above and communicated to the Subscriber).

                  This subscription is irrevocable except that the Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing Date if the Agency Agreement is not entered into or if the Agents terminate their obligations with respect to this offering under the Agency Agreement and the Subscriber hereby appoints each of the Agents and the U.S. Agents, individually or together, as its agent for the purpose of notifying the Corporation of the withdrawal or termination of this subscription.

7. RIGHTS OF RESCISSION. In the event that a holder of a Special Warrant who acquires Common Shares and Purchase Warrants upon the exercise of the Special Warrant, is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of a misrepresentation in the prospectus filed in connection with the qualification of the Common Shares and Purchase Warrants to be issued on exercise of the Special Warrants or any amendment thereto, such holder shall, subject to available defenses and any limitation period under applicable securities legislation, be entitled to rescission not only of the holder's exercise of its Special Warrant(s) but also of the private placement transaction pursuant to which the Special Warrant was initially acquired, and shall be entitled in connection with such rescission to a full refund from the Corporation of all consideration paid on the acquisition of the Special Warrant. In the event such holder is a permitted assignee of the interest of the original Special Warrant Subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original Subscriber. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrant under the Applicable Legislation or otherwise at law.

8. AUTHORITY OF AGENTS. The Subscriber hereby irrevocably authorizes each of the Agents and the U.S. Agents, individually or together, in its or their sole discretion:

         (a) to act as the Subscriber's representative at the closing, to receive certificates for Special Warrants subscribed for and to execute in its name and on its behalf all closing receipts and documents required;

         (b) to negotiate and approve, among other things, the Special Warrant Indenture, a Purchase Warrant Indenture (if any), the terms relating to the escrow of net proceeds as further described in the Term Sheet attached hereto as Schedule "A", and any related documents and any opinions, certificates or other documents addressed to the Subscriber; and

         (c) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber contained herein or in any agreement or document ancillary or related thereto.

9. EXECUTION OF SUBSCRIPTION AGREEMENT. The Corporation, the Agents and the U.S. Agents shall be entitled to rely on delivery by facsimile machine of an executed copy of this subscription, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

10. CONDITIONAL UPON ACCEPTANCE BY CORPORATION. The Corporation reserves the right to review and accept or reject any subscription for any reason, in its sole and absolute discretion.

11. CONDITIONAL UPON VSE APPROVAL. Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Corporation receiving the Vancouver Stock Exchange's approval of this subscription and the transactions contemplated hereby.

12. GOVERNING LAW. The contract arising out of this subscription shall be governed by and construed in accordance with the laws of the province of British Columbia and the laws of Canada applicable therein.

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

14. ASSIGNMENT. This agreement is not assignable or transferable by the parties hereto without the express written consent of the other party hereto.

15. TIME OF ESSENCE. Time shall be of the essence of this subscription.


                                   ACCEPTANCE


INFOWAVE SOFTWARE, INC. hereby accepts the above subscription as of this ________ day of ________ 1999, and represents and warrants to the Subscriber that the covenants, representations and warranties made by it to the Agents in the Agency Agreement are true and correct as of this date and that the Subscriber is entitled to rely thereon as if they were embodied herein. The Corporation will, upon request by the Subscriber, provide the Subscriber with an extract from the Agency Agreement setting forth such covenants, representations and warranties, without charge.

                                          INFOWAVE SOFTWARE, INC.


                                          By: _________________________________

                                          Title: ______________________________

                                  SCHEDULE "A"

                                   TERM SHEET

                    SUMMARY OF PRINCIPAL TERMS OF AN OFFERING
                OF SPECIAL WARRANTS EXERCISABLE FOR COMMON SHARES


ISSUER:                    Infowave Software, Inc.

OFFERING:                  A minimum of 1,230,770 Special Warrants.

AMOUNT: A minimum of $4,000,000 at a price of $3.25 per Special Warrant.

TERMS OF SPECIAL           Each Special Warrant shall entitle the
WARRANTS:                  holder thereof to acquire, at no additional
                           cost, one unit comprised of one common share in the capital of the Corporation (a "COMMON SHARE") and one-half of a non-transferrable common share purchase warrant (each whole such warrant a "PURCHASE
                           WARRANT").

MINIMUM SUBSCRIPTION:      $97,000 in the Provinces of British Columbia and
                           Alberta and $150,000 in the Province of Ontario.

CLOSING DATE:              June 22, 1999, or such other date as is agreed
                           upon by the Agents and the Corporation (the "CLOSING
                           DATE").

                           Subscription funds and subscription agreements will be held by the Agents pending closing of the Offering. In the event subscriptions for a minimum of 1,230,770 Special Warrants are not received on or before June 30, 1999, no subscriptions will be accepted and all subscription funds will be returned to the subscribers without interest or deduction.

SELLING AND QUALIFYING     British Columbia, Alberta and Ontario
JURISDICTIONS:             (collectively, the "QUALIFYING JURISDICTIONS")
                           and offshore.

SPECIAL WARRANTS:          The Special Warrants will be issued pursuant to a
                           special warrant indenture. The Special Warrants are exercisable by the holders thereof at any time after their issuance and, if not previously exercised, will be deemed to be exercised immediately prior to 4:00 p.m. (Vancouver time) on the earlier of: (i) the fifth business day after a receipt is issued by the last of the securities regulatory authorities in each of the Qualifying Jurisdictions for a (final) prospectus qualifying the issuance of the Common
                           Shares and the Purchase Warrants (the "UNDERLYING
                           SECURITIES") upon
                           exercise of the Special Warrants; and (ii) the date which is 330 days after the Closing Date (the "EXPIRY
                           DATE"). The Special Warrants are transferable.

PURCHASE WARRANT TERMS:    Each Purchase Warrant will entitle the holder
                           to purchase one Common Share (a "WARRANT SHARE") at $3.75 per Warrant Share for 12 months from the Closing Date.

PROSPECTUS FILING:         The Corporation will use its reasonable
                           efforts to file a preliminary prospectus qualifying the Underlying Securities to be issued upon exercise of the Special Warrants in all Qualifying
                           Jurisdictions as soon as practicable after the Closing Date. The Corporation will use reasonable efforts to obtain a receipt for the (final) prospectus (the "FINAL PROSPECTUS") within 90 days after the Closing Date. If the Corporation does not obtain such receipt for the Final Prospectus within 90 days after the Closing Date, Special Warrants exercised after that date shall, subject to regulatory approval, entitle the holder to receive
                           1.1 Common Shares without payment of any further consideration.

ESCROW: 40% of the net proceeds from the sale of the Special Warrants will be held in escrow by Montreal Trust Company of Canada, to be released on the earlier of:
                           (a) the day the last of the securities regulatory authorities in each of the Qualifying Jurisdictions have issued a receipt for the Final Prospectus; and
                           (b) 330 days from the Closing Date.

AGENTS: Canaccord Capital Corporation and Yorkton Securities Inc., Sprott Securities Inc. and Taurus Capital Markets Inc. (the "Agents") are acting as agents of the Corporation for this commercially reasonable efforts offering and will be paid at the closing of the sale of Special Warrants a commission of 7.5% of the gross proceeds of the offering. In addition, the Agents shall receive a Special Agent's Warrant, exercisable to acquire an Agent's Warrant which, upon exercise will entitle the Agents to purchase such number of Common Shares equal to 10% of the number of Special Warrants sold by the Agents, for a period of 12 months from the Closing Date, at a price of $3.25 per Common Share. The issuance of the Special Agent's Warrant is subject to regulatory approval.

SUBSCRIPTION:              Persons wishing to subscribe for Special Warrants
                           must complete and sign a Subscription Form and deliver a cheque in the amount of $3.25 per Special
                           Warrant to either of the Agents not later than two business days prior to the Closing Date. The
                           Corporation shall be entitled to accept or reject any subscription, in its sole and absolute discretion.

USE OF PROCEEDS:           The proceeds from the sale of the Special Warrants
                           will be used by the Corporation to expand product development and market development of the Corporation's wireless computing business and for working capital purposes.

RESALE RESTRICTIONS:       The Special Warrants will be issued pursuant to
                           exemptions from prospectus requirements of applicable securities legislation and will be subject to resale restrictions under that legislation.

                           If the Corporation is unable to obtain a receipt for the Final Prospectus in any Qualifying Jurisdiction, the Underlying Securities will be subject to statutory hold periods during which time these securities may not be resold in such Qualifying Jurisdictions. In addition, if any Special Warrants are exercised prior to the day of issuance of receipts for the Final Prospectus by the securities commissions (the "QUALIFICATION DATE") in any of the Qualifying Jurisdictions, the Underlying Securities will be subject to statutory restrictions on resale. The Special Warrants and the Underlying Securities are also subject to restrictions on resale imposed by the Vancouver Stock Exchange. Investors are advised to consult their own legal advisers in this regard.

                           The Corporation intends to file a prospectus to qualify the Underlying Securities only in the Qualifying Jurisdictions. Accordingly, Underlying Securities that are acquired outside of the Qualifying Jurisdictions may be subject to additional resale restrictions. Investors are advised to consult their own legal advisers in this regard.

U.S. PURCHASERS:           Sales to U.S. accredited investors will be made
                           pursuant to the registration exemptions provided by
                           Section 4(2) of the U.S. Securities Act of 1933 and
                           Rule 506 made thereunder.

                                  SCHEDULE "B"

                       CORPORATE PLACEE REGISTRATION FORM


Where subscribers to a private placement are not individuals, the Exchange requires that the following information about the placee be provided.

This Form will remain on file with the Exchange, therefore the corporation or other entity (the "corporation") need only file it once, and it will be referenced for all subsequent private placements in which it participates. If any of the information provided in this Form changes, the corporation must notify the Exchange prior to participating in further placements with Exchange listed companies.

1.       Name of Corporation:

_______________________________________________________________________________

2.       Address of Corporation's Head Office:

_______________________________________________________________________________


3.       Jurisdiction of Incorporation:

_______________________________________________________________________________


4.       (a) If the corporation will be purchasing securities as          [ ]
             principal, please check the box at right and include the names and addresses of person/s having a greater than 10% beneficial interest in the corporation:

         ______________________________________________________________


         ______________________________________________________________


         (b) If the corporation will be purchasing as a portfolio         [ ]
             manager, please check the box at right and complete the Additional Undertaking and Certification set out below.

ADDITIONAL UNDERTAKING AND CERTIFICATION - PORTFOLIO MANAGER

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, the undersigned acknowledges that it is bound by the provisions of the Securities Act (British Columbia) (the "Act"), and undertakes to comply with all provisions of the Act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 111 of the Act.

If the undersigned carries on business as a portfolio manager in a jurisdiction outside of Canada, the undersigned certifies that:

a) it is purchasing securities of the Issuer on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such account or from any other person;

b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manger" business) in ______________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000;

e) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

f) the Company has provided it with a list of the directors, senior officers and other insiders of the Company and the persons that carry on investor relations activities for the Company:

         Gary Macintosh
         Jim Macintosh
         Scot Land
         David Neale
         David Wedge
         Michael Blackstock
         Gordon Watson
         Bijan Sanii
         Todd Carter
         Ron Jasper
         Kevin Jampole
         The Investor Relations Group

         and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:


_______________________________________________________________________________


_______________________________________________________________________________

(Name of insider(s) or person(s) carrying on investor relations activities for the Company that have a beneficial interest in an account)

5. The undersigned acknowledges that it is bound by the provisions of the British Columbia Securities Act including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.


Dated at ___________________ this _____ day of ____________________ 19___


                                     _________________________________________
                                     (Name of Purchaser - please print)



                                     _________________________________________
                                     (Authorized Signature)



                                     _________________________________________
                                     (Official Capacity - please print)



                                     _________________________________________
                                     (please print name of individual
                                     whose signature appears above, if
                                     different from name of purchaser
                                     printed above)


                          THIS IS NOT A PUBLIC DOCUMENT

                                  SCHEDULE "C"

                                  FORM 20A (IP)

                                 SECURITIES ACT

                     ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

1. I have agreed to purchase from Infowave Software, Inc. (the "Issuer") _________________________________________ [number of securities] Special
     Warrants (the "Securities") of the Issuer. Each Special Warrant is exercisable to acquire one common share and one-half of one common share purchase warrant, subject to adjustment in certain events.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I have not received an offering memorandum describing the Issuer and the Securities.

4.   I acknowledge that:

     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

     (b)  there is no government or other insurance covering the Securities, AND

     (c)  I may lose all of my investment, AND

     (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

     (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

     (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

     (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.   I also acknowledge that: [circle one]

     (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

     (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the securities, is not less than $400,000, OR

     (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

     (d)  I am registered under the Act, OR

     (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON: N/A (THE "REGISTERED PERSON")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]

     (a)  of my financial, business or investment experience, OR

     (b) I have received advice from a person [NAME OF ADVISER: N/A (THE "ADVISER")] who has advised me --------- that the Adviser is:

          (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

          (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED ______________________________, 1999.

                                           ------------------------------------
                                           Signature of Purchaser

                                           ------------------------------------
                                           Name of Purchaser

                                  SCHEDULE "D"

                   FORM OF DECLARATION FOR REMOVAL OF LEGEND

Montreal Trust Company of Canada
as registrar and transfer agent
for the Special Warrants
and the Common Shares (the "Securities") for Infowave Software, Inc.

The undersigned (a) acknowledges that the sale of the Securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and (b) certifies that (1) the undersigned is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of Infowave Software, Inc.,
(2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United states or (B) the transaction was executed on or through the facilities of the Vancouver Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, and (3) neither the seller nor any person acting on its behalf engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.


Dated:______________________________

                                       By: __________________________________
                                           Name:
                                           Title:

                                  SCHEDULE "C"

                               OUTSTANDING OPTIONS

                                  SCHEDULE "C"

                               OUTSTANDING OPTIONS
                               AS AT JUNE 30, 1999

                                NUMBER OF COMMON        EXERCISE                             MARKET VALUE ON
DESIGNATION  OF OPTIONEE       SHARES UNDER OPTION      PRICE(8)       EXPIRY DATE            DATE OF GRANT
------------------------       -------------------      --------       -----------           ---------------
Executive Officers

  (1 person)(1)                       350,043              $1.00       September 8, 2002           $1.00
  (2 persons)(2)                      168,505              $1.00       September 8, 2002           $1.00
  (1 person)(5)                        80,000              $1.00       September 23, 2002          $1.00
  (1 person)(2)                        23,624              $1.00       October 10, 2002            $1.00
  (1 person)(7)                        33,000              $2.55       May 21, 2003                $2.50
  (3 persons) (2)                     194,000              $1.21       October 26, 2003            $1.43
  (1 person)(2)                        40,000              $1.56       January 21, 2004            $1.68

Directors not
Executive Officers

  (1 person)(2)                       100,000              $1.00       October 10, 2002            $1.00
  (1 person)(3)                       100,000              $2.55       May 27, 2003                $2.50
  (1 person)(4)                        35,000              $2.55       May 27, 2003                $2.50
  (1 person)(4)                        35,000              $1.39       April 7, 2004               $1.38

Employees

  (29 persons)(2)                     218,818              $1.00       September 8, 2002           $1.00
  (1 person)(2)                         9,668              $1.58       December 15, 2002           $2.50
  (1 person)(2)                        20,000              $1.55       December 17, 2002           $2.50
  (1 person)(2)                        12,890              $1.81       January 5, 2003             $2.50
  (1 person)(2)                         6,445              $2.91       February 9, 2003            $2.80
  (1 person)(2)                         9,668              $2.91       March 27, 2003              $2.80
  (1 person)(2)                         6,000              $2.55       May 27, 2003                $2.50
  (4 persons)(2)                       28,558              $1.97       July 15, 2003               $1.75
  (8 persons) (2)                      25,784              $1.28       September 21, 2003          $1.57
  (2 persons) (2)                      19,336              $1.56       January 21, 2004            $1.68
  (3 persons) (2)                      16,114              $1.39       April 7, 2004               $1.38
  (7 persons) (2)                      59,005              $3.97       June 1, 2004                $4.02

Consultants

  (1 person)(6)                        58,000              $1.81       January 5, 2003             $2.50
  (2 person)(6)                        56,500              $2.91       March 27, 2003              $2.80
                                    ---------
                       Total:       1,705,958
                                    =========

Notes:

      (1) These options vest as follows: a total of 200,043 of the options vest on September 8, 1998 with 1/8th of the remaining options vesting each three months thereafter so that all such options will be vested by September 8, 2000, three years after the date of grant.

      (2) These options vest as follows: 30% of the options vest one year after the date of grant, with 1/8th of the remaining options vesting each three months thereafter so that all such options will be vested by three years after the date of grant.

      (3) These options vest at a rate of 1/36th per month commencing as of the date of grant.

      (4) These options vest at a rate of 1/12th per month commencing as of the date of grant.

      (5) These options vest at a rate of 1/36th per month commencing as of October 14, 1997.

      (6)   These options are fully vested.

      (7) These options vest at a rate of 1/36th per month commencing as of January 1, 1998.

      (8) All options exercisable at $1.00 per share were issued prior to the initial public offering at the Corporation but the exercise price was set at the offering price of $1.00. The exercise price on the date of grant for all other options is determined in accordance with the rules of the Vancouver Stock Exchange.

                                    EXHIBIT I

                               AGENTS' CERTIFICATE

In connection with the private placement of Special Warrants of Infowave Software, Inc. (the "Corporation"), with U.S. institutional investors ("U.S. Private Placees") pursuant to U.S. Subscription Agreements dated as of various dates and accepted by the corporation July 8, 1999, the undersigned does hereby certify that:

      (a) Yorkton Securities Inc. is a duly registered broker or dealer with the United States Securities and Exchange Commission and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date hereof;

      (b) all offers and sales of the Securities in the United States were made to __________________ institutional "accredited investors" (as defined below) by all Agents;

      (c) all offers and sales of the Securities in the United States have been effected in accordance with all applicable U.S. broker-dealer requirements;

      (d) immediately prior to our transmitting the U.S. Subscription Agreement to such offerees, we had reasonable grounds to believe and did believe that each offeree was an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) and (7) under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and, on the date hereof, we continue to believe that each U.S. Private Placee is an institutional accredited investor within the meaning of Regulation D under the U.S. Securities Act ("Regulation D"); and

      (e) no form of general solicitation or general advertising (as those terms are used in Regulation D) was used by us, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Securities in the United States or to U.S. persons.

Terms used in this Certificate have the meanings given to them in the Agency Agreement unless otherwise defined herein.

Dated this 8th day of July, 1999.



Yorkton Securities Inc.                     Yorkton Capital Inc.




By: /s/ Brian Campbell                      By:  /s/ illegible
    ------------------                           -------------
    Name:                                        Name:
    Title: Director                              Title: President